Exhibit 10.3

Execution Version

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC
and
SRI REAL ESTATE PROPERTIES LLC,
each as Co-Issuer

and

CITIBANK, N.A.,
as Trustee and Series 2018-1 Securities Intermediary

SERIES 2018-1 SUPPLEMENT

Dated as of February 1, 2018
to
BASE INDENTURE
Dated as of May 20, 2011

$170,000,000 Series 2018-1 4.026% Fixed Rate Senior Secured Notes, Class A-2

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ANNEXES

Annex A	Series 2018-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1-1:	Form of Restricted Global Series 2018-1 Class A-2 Note

Exhibit A-2-1:	Form of Regulation S Global Series 2018-1 Class A-2 Note

Exhibit A-3-1:	Form of Unrestricted Global Series 2018-1 Class A-2 Note

Exhibit B-1:	Form of Transferee Certificate for Series 2018-1 Class A-2 Notes for Transfers of Interests in Restricted Global Notes to Interests in Regulation S Global Notes

Exhibit B-2:	Form of Transferee Certificate for Series 2018-1 Class A-2 Notes for Transfers of Interests in Restricted Global Notes to Interests in Unrestricted Global Notes

Exhibit B-3:	Form of Transferee Certificate for Series 2018-1 Class A-2 Notes for Transfers of Interests in Regulation S Global Notes or Unrestricted Global Notes to Persons Taking Delivery in the Form of an Interest in a Restricted Global Note

Exhibit C:	Form of Monthly Noteholders’ Statement

Exhibit D:	Form of Quarterly Noteholders’ Statement
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SERIES 2018-1 SUPPLEMENT, dated as of February 1, 2018 (this “Series Supplement”), by and among SONIC CAPITAL LLC, a Delaware limited liability company (the “Master Issuer”), SONIC INDUSTRIES LLC, a Delaware limited liability company (the “Franchise Assets Holder”), AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a Kansas limited liability company (the “IP Holder”), AMERICA’S DRIVE-IN RESTAURANTS LLC, a Delaware limited liability company (“ADR”), SRI REAL ESTATE HOLDING LLC, a Delaware limited liability company (“SRI Real Estate Holdco”), SRI REAL ESTATE PROPERTIES LLC, a Delaware limited liability company (“SRI Real Estate Assets Holder” and, together with the Master Issuer, the Franchise Assets Holder, the IP Holder, ADR and SRI Real Estate Holdco, collectively, the “Co-Issuers” and each, a “Co-Issuer”), each as a Co-Issuer, and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) and as Series 2018-1 Securities Intermediary, to the Base Indenture, dated as of May 20, 2011, by and among the Co-Issuers and CITIBANK, N.A., as Trustee and as Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Co-Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as “Series 2018-1 Notes.” On the Series 2018-1 Closing Date, the following class of Notes of such Series shall be issued: $170,000,000 Series 2018-1 4.026% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, the “Series 2018-1 Class A-2 Notes”). For purposes of the Indenture, the Series 2018-1 Class A-2 Notes shall be deemed to be “Senior Notes.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Series 2018-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2018-1 Supplemental Definitions List”) as such Series 2018-1 Supplemental Definitions List may be amended, supplemented or

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otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2018-1 Notes and not to any other Series of Notes issued by the Co-Issuers.

ARTICLE II

[RESERVED]

ARTICLE III

SERIES 2018-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2018-1 Notes only, the following shall apply:

Section 3.1        Allocations with Respect to the Series 2018-1 Notes. On the Series 2018-1 Closing Date, the net proceeds from the sale of the Series 2018-1 Notes will be paid to, or at the direction of, the Co-Issuers.

Section 3.2        Application of Interim Collections on Interim Allocation Dates to the Series 2018-1 Notes; Payment Date Applications. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2018-1 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments, including the following:

(a)        Series 2018-1 Notes Monthly Interest. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the Series 2018-1 Class A-2 Monthly Interest, deemed to be “Senior Notes Monthly Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(b)        [Reserved].

(c)        [Reserved].

(d)        Series 2018-1 Interest Reserve Amount.

(i)        The Co-Issuers shall maintain an amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2018-1 Notes equal to the Series 2018-1 Interest Reserve Amount.

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(ii)        If on any Interim Allocation Date there is a Series 2018-1 Interest Reserve Account Deficiency, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to deposit into the Senior Notes Interest Reserve Account an amount equal to the Series 2018-1 Interest Reserve Account Deficit Amount pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(iii)        On each Accounting Date preceding the first Payment Date following a Series 2018-1 Interest Reserve Release Event or on which a Series 2018-1 Interest Reserve Release Event occurs, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to withdraw the Series 2018-1 Interest Reserve Release Amount, if any, from the Senior Notes Interest Reserve Account and/or draw on the applicable Interest Reserve Letter of Credit and deposit such amounts into the Collection Account in accordance with Section 5.14(q) of the Base Indenture.

(e)        Series 2018-1 Notes Rapid Amortization Principal Amounts. If any Interim Allocation Date occurs during a Rapid Amortization Period, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account for payment of principal on the Series 2018-1 Notes the amounts contemplated by the Priority of Payments for such principal.

(f)        Series 2018-1 Class A-2 Scheduled Principal Payments. On each Interim Allocation Date (other than subsequent to the occurrence and during the continuance of a Rapid Amortization Event as set forth in clause (e) of Section 9.1 of the Base Indenture), the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the Series 2018-1 Class A-2 Scheduled Principal Payments deemed to be “Senior Notes Scheduled Principal Payments” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments and in accordance with Section 5.14 of the Base Indenture; provided, that a Series 2018-1 Class A-2 Scheduled Principal Payment will be due and payable on any Payment Date only if the Series Non-Amortization Test is not met with respect to such Payment Date and the immediately preceding Payment Date; and provided, further, that even if the Series Non-Amortization Test is met with respect to such date, the Master Issuer and SRI Real Estate Holdco may, at their option, prior to the Series 2018-1 Anticipated Repayment Date, pay all or part of such Series 2018-1 Class A-2 Scheduled Principal Payments on any Payment Date.

(g)        Series 2018-1 Class A-2 Scheduled Principal Payments Deficiency Amount. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the portion of the Senior Notes Scheduled Principal Payments Deficiency Amount attributable to the Series 2018-1 Class A-2 Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(h)        [Reserved].

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(i)        Series 2018-1 Notes Monthly Post-ARD Contingent Interest. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest deemed to be “Senior Notes Monthly Post-ARD Contingent Interest” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(j)        Series 2018-1 Class A-2 Make-Whole Prepayment Premium. On each Interim Allocation Date, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to allocate from the Collection Account the Series 2018-1 Class A-2 Make-Whole Prepayment Premium deemed to be “unpaid premiums and make-whole prepayment premiums” pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments.

(k)       Application Instructions. The Control Party is hereby authorized (but shall not be obligated) to deliver any instruction contemplated in this Section 3.2 that is not timely delivered by or on behalf of any Co-Issuer.

Section 3.3        Certain Distributions from the Series 2018-1 Class A-2 Distribution Account.

(a)        On each Payment Date commencing on the Payment Date in March 2018, based solely upon the most recent Monthly Manager’s Certificate, Company Order or otherwise, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit to the Series 2018-1 Class A-2 Noteholders, from the Series 2018-1 Class A-2 Distribution Account, the amounts withdrawn from the Senior Notes Interest Account and Senior Notes Principal Payments Account, as applicable, pursuant to Section 5.14(a), (c), (f) or (m), as applicable, of the Base Indenture, and deposited in the Series 2018-1 Class A-2 Distribution Account for the payment of interest and, to the extent applicable, principal on such Payment Date.

Section 3.4        [Reserved].

Section 3.5        Series 2018-1 Class A-2 Interest.

(a)        Series 2018-1 Class A-2 Note Rate. From the Series 2018-1 Closing Date until the Series 2018-1 Class A-2 Outstanding Principal Amount has been paid in full, the Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Period and also giving effect to repurchases and cancellations of any Series 2018-1 Class A-2 Notes during such Interest Period) will accrue interest at the Series 2018-1 Class A-2 Note Rate for such Interest Period. Such accrued interest will be due and payable in arrears on each Payment Date, from amounts that are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, commencing on March 20, 2018; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2018-1 Legal Final Maturity Date, on any Series 2018-1 Prepayment Date with respect to a prepayment in full of the Series 2018-1 Class A-2 Notes or on any other day on which all of the Series 2018-1 Class A-2

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Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the Series 2018-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2018-1 Class A-2 Note Rate. All computations of interest at the Series 2018-1 Class A-2 Note Rate shall be made on the basis of a 360 day year consisting of twelve 30-day months.

(b)        Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest.

(i)        Monthly Post-ARD Contingent Interest. From and after the Series 2018-1 Anticipated Repayment Date, if the Series 2018-1 Final Payment has not been made, then contingent interest will accrue on the Series 2018-1 Class A-2 Outstanding Principal Amount at an annual interest rate (the “Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest Rate”) equal to the greater of (A) 5% per annum and (B) a per annum rate equal to the excess, if any, by which (i) the sum of (1) the yield to maturity (adjusted to a “mortgage equivalent basis” for a monthly-pay security pursuant to the standards and practices of the Securities Industry and Financial Markets Association), on the Series 2018-1 Anticipated Repayment Date of the United States Treasury Security having a term closest to 10 years plus (2) 5% plus (3) 1.50% exceeds (ii) the Series 2018-1 Class A-2 Note Rate (such contingent interest, the “Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest”). All computations of Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest shall be made on the basis of a 360 day year consisting of twelve 30-day months.

(ii)        Payment of Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest. Any Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest will be due and payable on any applicable Payment Date only as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so available. The failure to pay any Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest on any Payment Date (including the Series 2018-1 Legal Final Maturity Date) in excess of amounts available therefor in accordance with the Priority of Payments will not be an Event of Default and interest will not accrue on any unpaid portion thereof.

(c)        Series 2018-1 Class A-2 Initial Interest Period. The initial Interest Period for the Series 2018-1 Class A-2 Notes shall commence on the Series 2018-1 Closing Date and end on (but exclude) March 20, 2018.

Section 3.6        Payment of Series 2018-1 Note Principal.

(a)        Series 2018-1 Notes Principal Payment at Legal Maturity. The Series 2018-1 Outstanding Principal Amount shall be due and payable on the Series 2018-1 Legal Final Maturity Date. The Series 2018-1 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6.

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(b)        Series 2018-1 Anticipated Repayment. The Series 2018-1 Final Payment is anticipated to occur on the Payment Date occurring in February 2025 (the “Series 2018-1 Anticipated Repayment Date”).

(c)        Payment of Series 2018-1 Class A-2 Scheduled Principal Payments. Series 2018-1 Class A-2 Scheduled Principal Payments will be due and payable on any applicable Payment Date (except that no Series 2018-1 Class A-2 Scheduled Principal Payments will be due and payable subsequent to the occurrence and during the continuance of a Rapid Amortization Event pursuant to Section 9.1(e) of the Base Indenture), as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so available, and failure to pay any Series 2018-1 Class A-2 Scheduled Principal Payment in excess of such amounts will not be an Event of Default; provided, that a Series 2018-1 Class A-2 Scheduled Principal Payment will be due and payable on any Payment Date only if the Series Non-Amortization Test is not met with respect to such Payment Date and the immediately preceding Payment Date; and provided, further, that even if the Series Non-Amortization Test is met with respect to such date, the Master Issuer and SRI Real Estate Holdco may, at their option, prior to the Series 2018-1 Anticipated Repayment Date, pay all or part of such Series 2018-1 Class A-2 Scheduled Principal Payments on any Payment Date.

(d)        Series 2018-1 Notes Mandatory Payments of Principal.

(i)        If a Change of Control to which the Control Party (acting at the direction of the Controlling Class Representative) has not waived or provided its prior written consent (not to be unreasonably withheld) occurs, the Co-Issuers shall prepay all the Series 2018-1 Notes in full by (A) depositing an amount equal to the Series 2018-1 Outstanding Principal Amount and all other amounts that are or will be due and payable with respect to the Series 2018-1 Notes under the Indenture as of the applicable Series 2018-1 Prepayment Date referred to in the Prepayment Notice delivered pursuant to clause (C) below (including all interest and fees accrued to such date, any Series 2018-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement) in the Series 2018-1 Class A-2 Distribution Account, (B) reimbursing the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate) (C) delivering Prepayment Notices in accordance with Section 3.6(g) of this Series Supplement and (D) directing the Trustee to distribute such amount set forth in clause (A) to the applicable Series 2018-1 Noteholders on the Series 2018-1 Prepayment Date specified in such Prepayment Notices.

(ii)        The Co-Issuers may elect to Reinvest Real Estate Asset Disposition Proceeds in excess of the Real Estate Asset Disposition Threshold. If the Co-Issuers elect not to Reinvest such proceeds in accordance with the preceding sentence, in accordance with Section 8.16(a)(ii) of the Base Indenture (such failure, a “Real Estate Asset Disposition Prepayment Event”), then (A) on

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the next Interim Allocation Date, the related Real Estate Asset Disposition Proceeds Prepayment Amount shall be allocated pursuant to pursuant to Section 5.13(c) of the Base Indenture and (B) on the next Payment Date following such Interim Allocation Date, the Co-Issuers shall prepay the Series 2018-1 Class A-2 Notes (based on their respective portion of the Series 2018-1 Class A-2 Outstanding Principal Amount) in an aggregate principal amount equal to the portion of the excess Real Estate Asset Disposition Proceeds Prepayment Amount, if any, allocated to the Senior Notes Principal Payments Account pursuant to Section 5.13(c) of the Base Indenture for payment of the Series 2018-1 Notes, by (A) depositing the portion of the excess Real Estate Asset Disposition Proceeds Prepayment Amount, if any, allocated for the Series 2018-1 Notes (and all interest and fees accrued to such date and any Series 2018-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement) in the Series 2018-1 Class A-2 Distribution Account, (B) delivering Prepayment Notices in accordance with Section 3.6(g) of this Series Supplement, (C) directing the Trustee to distribute such amount to the applicable Series 2018-1 Noteholders on the Series 2018-1 Prepayment Date specified in such Prepayment Notice and (D) complying with the other applicable Series Supplements with respect to prepayment of the applicable other portions of such Real Estate Asset Disposition Proceeds.

(iii)        During any Rapid Amortization Period, principal payments shall be due and payable on each Payment Date on the Series 2018-1 Notes as and when amounts are made available for payment thereof (i) on any related Interim Allocation Date in accordance with the Priority of Payments and (ii) on such Payment Date in accordance with Section 5.14 of the Base Indenture, in the amount so available, together with any Series 2018-1 Class A-2 Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Series 2018-1 Class A-2 Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Series 2018-1 Class A-2 Make-Whole Prepayment Premium in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2018-1 Noteholders within each applicable Class based on their respective portion of the Series 2018-1 Outstanding Principal Amount of such Class.

(e)        Series 2018-1 Class A-2 Make-Whole Prepayment Premium Payments. In connection with any mandatory prepayment of any Series 2018-1 Class A-2 Notes upon a Change of Control, upon the occurrence of a Real Estate Asset Disposition Prepayment Event or during any Rapid Amortization Period occurring prior to the Make-Whole End Date, made pursuant to Section 3.6(d)(i), (d)(ii) or (d)(iii) of this Series Supplement or any optional prepayment of any Series 2018-1 Class A-2 Notes made pursuant to Section 3.6(f) of this Series Supplement in each case prior to the Series 2018-1 Anticipated Repayment Date, the Co-Issuers shall pay, in the manner described herein, the Series 2018-1 Class A-2 Make-Whole Prepayment Premium to the Series 2018-1 Class A-2 Noteholders with respect to the applicable Series 2018-1 Prepayment Amount; provided that no such Series 2018-1 Class A-2 Make-Whole

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Prepayment Premium shall be payable (A) with respect to the Series 2018-1 Class A-2 Notes, in connection with prepayments made on or after the Payment Date in February 2022 (the “Make-Whole End Date”), (B) as a result of the application of Indemnification Payments allocated to the Series 2018-1 Notes pursuant to Section 3.6(j) of this Series Supplement, (C) in connection with Series 2018-1 Class A-2 Scheduled Principal Payments (including those paid at the election of the Master Issuer and SRI Real Estate Assets Holder if the Series Non-Amortization Test is satisfied), (D) in connection with any Series 2018-1 Class A-2 Scheduled Principal Deficiency Amounts, and (E) to the extent a Series 2018-1 Class A-2 Make-Whole Prepayment Premium is not payable pursuant to the definition thereof.

(f)        Optional Prepayment of Series 2018-1 Class A-2 Notes. Subject to Sections 3.6(e) and (g) of this Series Supplement, the Co-Issuers shall have the option to prepay the Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes in full on any Business Day, or in part on any Payment Date, or on any date a mandatory prepayment may be made and that is specified as the Series 2018-1 Prepayment Date in the applicable Prepayment Notices; provided, that prior to the Series 2018-1 Anticipated Repayment Date, the Co-Issuers shall not make any optional prepayment in part of any Series 2018-1 Class A-2 Notes pursuant to this Section 3.6(f) (x) more frequently than four (4) times in any annual period commencing with the annual period commencing on the Series 2018-1 Closing Date or (y) in a principal amount for any single prepayment of less than $5,000,000 (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such optional prepayment may be made unless (i) the funds on deposit in the Senior Notes Principal Payments Account that are allocable to the Series 2018-1 Class A-2 Notes to be prepaid are sufficient to pay the principal amount of the Series 2018-1 Class A-2 Notes to be prepaid and the Series 2018-1 Class A-2 Make-Whole Prepayment Premium required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2018-1 Prepayment Date; (ii) the amount on deposit in the Senior Notes Interest Account that is allocable to the Outstanding Principal Amount of Series 2018-1 Class A-2 Notes to be prepaid is sufficient to pay (A) the Series 2018-1 Class A-2 Monthly Interest Amounts through the relevant Series 2018-1 Prepayment Date relating to the Outstanding Principal Amount of Series 2018-1 Class A-2 Notes to be prepaid and (B) only if such optional prepayment is a prepayment of all Outstanding Series 2018-1 Class A-2 Notes, (x) the Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest and (y) all Securitization Operating Expenses, to the extent attributable to the Series 2018-1 Class A-2 Notes; and (iii) the Co-Issuers shall reimburse the Trustee, the Servicer and the Manager, as applicable, for any unreimbursed Servicing Advances and Manager Advances (in each case, with interest thereon at the Advance Interest Rate). The Co-Issuers may prepay a Series of Notes in full at any time regardless of the number of prior optional prepayments or any minimum payment requirement.

(g)        Notices of Prepayments. The Co-Issuers shall give prior written notice (each, a “Prepayment Notice”) at least ten (10) Business Days but not more than twenty (20) Business Days prior to any prepayment pursuant to Sections 3.6(d)(i), (d)(ii) or 3.6(f) of this Series Supplement (each, a “Series 2018-1 Prepayment”) to each Series 2018-1 Noteholder affected by such Series 2018-1 Prepayment, the Rating Agencies, the Servicer and the Trustee; provided that at the request of the Co-Issuers, such notice to the affected Series 2018-1 Noteholders shall be given by the Trustee in the name and at the expense of the Co-Issuers. In connection with any such Prepayment Notice, the Co-Issuers shall provide a written report to the

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Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(k) of this Series Supplement. With respect to each Series 2018-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the date on which such prepayment will be made (each, a “Series 2018-1 Prepayment Date”), which in all cases shall be a Business Day and, in the case of a mandatory prepayment upon a Change of Control, shall be no more than ten (10) Business Days after the occurrence of such event, and in the case of a Real Estate Asset Disposition Prepayment Event, shall be the Payment Date immediately following such event, (B) the aggregate principal amount of the applicable Class of Notes to be prepaid on such date (such amount, together with all accrued and unpaid interest thereon to such date, a “Series 2018-1 Prepayment Amount”) and (C) the date on which the applicable Series 2018-1 Class A-2 Make-Whole Prepayment Premium, if any, to be paid in connection therewith will be calculated, which calculation date shall be no earlier than the fifth Business Day before such Series 2018-1 Prepayment Date (the “Series 2018-1 Class A-2 Make-Whole Premium Calculation Date”). Any such optional prepayment and Prepayment Notice may, in the Co-Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent specified in such Prepayment Notice, the satisfaction of which shall be evidenced by an Officer’s Certificate of the Master Issuer (upon which the Trustee may conclusively rely). Each Prepayment Notice may be revoked or amended at any time until two (2) Business Days prior to the Series 2018-1 Prepayment Date. All Prepayment Notices shall be (i) transmitted by email to (A) each affected Series 2018-1 Noteholder to the extent such Series 2018-1 Noteholder has provided an email address to the Trustee and (B) the Rating Agencies, the Servicer and the Trustee and (ii) sent by registered mail to each affected Series 2018-1 Noteholder. A Prepayment Notice may be revoked or amended by any Co-Issuer if the Trustee receives written notice of such revocation or amendment no later than 10:00 a.m. (New York City time) two (2) Business Days prior to such Series 2018-1 Prepayment Date. The Co-Issuers shall give written notice of such revocation or amendment to the Servicer, and at the request of the Co-Issuers, the Trustee shall forward the notice of revocation or amendment to the Series 2018-1 Noteholders.

(h)        Series 2018-1 Prepayments. On each Series 2018-1 Prepayment Date with respect to any Series 2018-1 Prepayment, the Series 2018-1 Prepayment Amount and the Series 2018-1 Class A-2 Make-Whole Prepayment Premium, if any, shall be due and payable. The Co-Issuers shall pay the Series 2018-1 Prepayment Amount together with the applicable Series 2018-1 Class A-2 Make-Whole Prepayment Premium, if any, with respect to such Series 2018-1 Prepayment Amount, by, to the extent not already deposited therein pursuant to Sections 3.6(d)(i), (d)(ii) or (f) of this Series Supplement, depositing such amounts in the Series 2018-1 Class A-2 Distribution Account on or prior to the related Series 2018-1 Prepayment Date to be distributed in accordance with Section 3.6(k) of this Series Supplement.

(i)        [Reserved].

(j)        Indemnification Payments. Any Indemnification Payments deposited to the Senior Notes Principal Payments Account in accordance with Section 5.13(b) of the Base Indenture, and that are allocated to the Series 2018-1 Notes, shall be withdrawn from the Senior Notes Principal Payments Account in accordance with Section 5.14(f) of the Base Indenture, and any funds allocable to the Series 2018-1 Notes shall be deposited in the Series 2018-1 Class A-2 Distribution Account and used to prepay the Series 2018-1 Class A-2 Notes (based on their respective portion of the Series 2018-1 Class A-2 Outstanding Principal Amount) on the

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Payment Date immediately succeeding such deposit. In connection with any prepayment made pursuant to this Section 3.6(j), the Co-Issuers shall not be obligated to pay any prepayment premium.

(k)        Series 2018-1 Prepayment Distributions.

(i)        [Reserved].

(ii)       On the Series 2018-1 Prepayment Date for each Series 2018-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2018-1 Class A-2 Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Payment Date shall be deemed to be references to distributions made on such Series 2018-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the Series 2018-1 Class A-2 Noteholders of record on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Series 2018-1 Class A-2 Outstanding Principal Amount, the amount deposited in the Series 2018-1 Class A-2 Distribution Account pursuant to this Section 3.6, if any, in order to repay the applicable portion of the Series 2018-1 Class A-2 Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2018-1 Prepayment Date and any Series 2018-1 Class A-2 Make-Whole Prepayment Premium due to Series 2018-1 Class A-2 Noteholders on such Series 2018-1 Prepayment Date.

(l)        Series 2018-1 Notices of Final Payment. The Co-Issuers shall notify the Trustee, the Servicer and the Rating Agencies on or before the Record Date preceding the Payment Date which will be the Series 2018-1 Final Payment Date; provided, however, that with respect to the Series 2018-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Co-Issuers shall not be obligated to provide any additional notice to the Trustee, the Servicer or the Rating Agencies of such Series 2018-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 2.2 or Section 3.6(g) of this Series Supplement, as applicable. The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2018-1 Note is registered at the close of business on such Record Date that the immediately succeeding Payment Date will be the Series 2018-1 Final Payment Date. Such written notice to be sent to the Series 2018-1 Noteholders shall be made at the expense of the Co-Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Co-Issuers indicating that the Series 2018-1 Final Payment will be made and shall specify that such Series 2018-1 Final Payment will be payable only upon presentation and surrender of the Series 2018-1 Notes and shall specify the place where the Series 2018-1 Notes may be presented and surrendered for such Series 2018-1 Final Payment.

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Section 3.7        [Reserved].

Section 3.8        Series 2018-1 Class A-2 Distribution Account.

(a)        Establishment of Series 2018-1 Class A-2 Distribution Account. On the Series 2018-1 Closing Date, an account shall be assigned to the Trustee for the benefit of the Series 2018-1 Class A-2 Noteholders (the “Series 2018-1 Class A-2 Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 2018-1 Class A-2 Noteholders. The Series 2018-1 Class A-2 Distribution Account shall be an Eligible Account. If the Series 2018-1 Class A-2 Distribution Account is at any time no longer an Eligible Account, the Master Issuer and SRI Real Estate Holdco shall, within five (5) Business Days of obtaining knowledge that the Series 2018-1 Class A-2 Distribution Account is no longer an Eligible Account, establish a new Series 2018-1 Class A-2 Distribution Account that is an Eligible Account. If a new Series 2018-1 Class A-2 Distribution Account is established, the Master Issuer and SRI Real Estate Holdco shall instruct the Trustee in writing to transfer all cash and investments from the non-qualifying Series 2018-1 Class A-2 Distribution Account into the new Series 2018-1 Class A-2 Distribution Account. Initially, the Series 2018-1 Class A-2 Distribution Account will be established with the Trustee.

(b)        Administration of the Series 2018-1 Class A-2 Distribution Account. All amounts held in the Series 2018-1 Class A-2 Distribution Account shall be invested in the Permitted Investments at the written direction (which may be standing directions) of the Master Issuer; provided, however, that any such investment in the Series 2018-1 Class A-2 Distribution Account shall mature not later than the Business Day prior to the first Payment Date following the date on which such funds were received or such other date on which any such funds are scheduled to be paid to the Series 2018-1 Class A-2 Noteholders. In the absence of written investment instructions hereunder, funds on deposit in the Series 2018-1 Class A-2 Distribution Account shall be invested at the direction of the Master Issuer and SRI Real Estate Holdco as fully as practicable in one or more Permitted Investments of the type described in clause (b) of the definition thereof. Neither the Master Issuer nor SRI Real Estate Holdco shall direct (or permit) the disposal of any Permitted Investments prior to the maturity thereof if such disposal would result in a loss any portion of the initial purchase price of such Permitted Investment.

(c)        Earnings from Series 2018-1 Class A-2 Distribution Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Series 2018-1 Class A-2 Distribution Account shall be deemed to be available and on deposit for distribution to the Series 2018-1 Class A-2 Noteholders.

(d)        Series 2018-1 Class A-2 Distribution Account Constitutes Additional Collateral for Series 2018-1 Class A-2 Notes. In order to secure and provide for the repayment and payment of the Obligations with respect to the Series 2018-1 Class A-2 Notes, the Co-Issuers hereby grant a security interest in and assign, pledge, grant, transfer and set over to the Trustee, for the benefit of the Series 2018-1 Class A-2 Noteholders, all of the Co-Issuers’ right, title and interest in and to the following (whether now or hereafter existing or acquired): (i) the Series 2018-1 Class A-2 Distribution Account, including any security entitlement thereto; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Series 2018-1 Class A-2 Distribution Account or the

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funds on deposit therein from time to time; (iv) all investments made at any time and from time to time with monies in the Series 2018-1 Class A-2 Distribution Account, whether constituting securities, instruments, general intangibles, investment property, financial assets or other property; (v) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for the Series 2018-1 Class A-2 Distribution Account, the funds on deposit therein from time to time or the investments made with such funds; and (vi) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (vi) are referred to, collectively, as the “Series 2018-1 Class A-2 Distribution Account Collateral”).

(e)        Termination of Series 2018-1 Class A-2 Distribution Account. On or after the date on which the Series 2018-1 Final Payment has been made, the Trustee, acting in accordance with the written instructions of the Master Issuer and SRI Real Estate Holdco, shall withdraw from the Series 2018-1 Class A-2 Distribution Account all amounts on deposit therein for payment to the Co-Issuers.

Section 3.9        Trustee as Securities Intermediary.

(a)        The Trustee or other Person holding the Series 2018-1 Class A-2 Distribution Account shall be the “Series 2018-1 Securities Intermediary.” If the Series 2018-1 Securities Intermediary in respect of the Series 2018-1 Class A-2 Distribution Account is not the Trustee, the Master Issuer and SRI Real Estate Holdco shall obtain the express agreement of such other Person to the obligations of the Series 2018-1 Securities Intermediary set forth in this Section 3.9.

(b)        The Series 2018-1 Securities Intermediary agrees that:

(i)        The Series 2018-1 Class A-2 Distribution Account is an account to which Financial Assets will or may be credited;

(ii)       The Series 2018-1 Class A-2 Distribution Account is a “securities account” within the meaning of Section 8-501 of the New York UCC and the Series 2018-1 Securities Intermediary qualifies as a “securities intermediary” under Section 8-102(a) of the New York UCC;

(iii)      All securities or other property (other than cash) underlying any Financial Assets credited to the Series 2018-1 Class A-2 Distribution Account shall be registered in the name of the Securities Intermediary, indorsed to the Series 2018- Securities Intermediary or in blank or credited to another securities account maintained in the name of the Series 2018-1 Securities Intermediary, and in no case will any Financial Asset credited to the Series 2018-1 Class A-2 Distribution Account be registered in the name of the Master Issuer and SRI Real Estate Holdco, payable to the order of the Master Issuer and SRI Real Estate Holdco or specially indorsed to the Master Issuer and SRI Real Estate Holdco;

(iv)      All property delivered to the Series 2018-1 Securities Intermediary pursuant to this Series Supplement will be promptly credited to the Series 2018-1 Class A-2 Distribution Account;

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(v)       Each item of property (whether investment property, security, instrument or cash) credited to the Series 2018-1 Class A-2 Distribution Account shall be treated as a Financial Asset under Article 8 of the New York UCC;

(vi)      If at any time the Series 2018-1 Securities Intermediary shall receive any entitlement order from the Trustee (including those directing transfer or redemption of any Financial Asset) relating to the Series 2018-1 Class A-2 Distribution Account, the Series 2018-1 Securities Intermediary shall comply with such entitlement order without further consent by the Master Issuer, SRI Real Estate Holdco or any other Securitization Entity or any other Person;

(vii)     (A) The Series 2018-1 Class A-2 Distribution Account shall be governed by the laws of the State of New York, regardless of any provision of any other agreement; (B) for purposes of all applicable UCCs, the State of New York shall be deemed to the Series 2018-1 Securities Intermediary’s jurisdiction and the Series 2018-1 Class A-2 Distribution Account (as well as the “security entitlements” (as defined in Section 8-102(a)(17) of the New York UCC) related thereto) shall be governed by the laws of the State of New York; (C) with respect to each Trustee Account, the law in force in the State of New York is applicable to all issues specified in Article 2(1) of the Hague Securities Convention; and (D) the Securities Intermediary represents that, on the date hereof, it has an office in the State of New York which is engaged in a business or other regular activity of maintaining securities accounts;

(viii)     The Series 2018-1 Securities Intermediary has not entered into, and until termination of this Series Supplement, will not enter into, any agreement with any other Person relating to the Series 2018-1 Class A-2 Distribution Account and/or any Financial Assets credited thereto pursuant to which it has agreed to comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the New York UCC) of such other Person and the Series 2018-1 Securities Intermediary has not entered into, and until the termination of this Series Supplement will not enter into, any agreement with the Master Issuer and SRI Real Estate Holdco purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3.9(b)(vi) of this Series Supplement; and

(ix)        Except for the claims and interest of the Trustee, the Secured Parties and the Securitization Entities in the Series 2018-1 Class A-2 Distribution Account, neither the Series 2018-1 Securities Intermediary nor, in the case of the Trustee, any Trust Officer knows of any claim to, or interest in, the Series 2018-1 Class A-2 Distribution Account or any Financial Asset credited thereto. If the Series 2018-1 Securities Intermediary or, in the case of the Trustee, a Trust Officer has actual knowledge of the assertion by any other person of any Lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Series 2018-1 Class A-2 Distribution Account or any Financial Asset carried therein, the Series

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2018-1 Securities Intermediary will promptly notify the Trustee, the Manager, the Servicer, the Master Issuer and SRI Real Estate Holdco thereof.

(c)        At any time after the occurrence and during the continuation of an Event of Default, the Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Series 2018-1 Class A-2 Distribution Account and in all proceeds thereof, and (acting at the direction of the Control Party (at the direction of the Controlling Class Representative)) shall be the only Person authorized to originate entitlement orders in respect of the Series 2018-1 Class A-2 Distribution Account; provided, however, that at all other times the Master Issuer and SRI Real Estate Holdco shall jointly be authorized to instruct the Trustee to originate entitlement orders in respect of the Series 2018-1 Class A-2 Distribution Account.

Section 3.10        Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Master Issuer, SRI Real Estate Holdco and the other Co-Issuers. The Series 2018-1 Noteholders by their acceptance of the Series 2018-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Master Issuer, SRI Real Estate Holdco or any other Co-Issuer. Any such reports and notices that are required to be delivered to the Series 2018-1 Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.4 of the Base Indenture.

ARTICLE IV

FORM OF SERIES 2018-1 NOTES

Section 4.1        [Reserved].

Section 4.2        Issuance of Series 2018-1 Class A-2 Notes. The Series 2018-1 Class A-2 Notes may be offered and sold in the Series 2018-1 Class A-2 Initial Principal Amount on the Series 2018-1 Closing Date to the Initial Purchaser by the Co-Issuers pursuant to the Series 2018-1 Class A-2 Note Purchase Agreement. The Series 2018-1 Class A-2 Notes will be resold initially by the Initial Purchaser only (A) in the United States, to a Person that the Initial Purchaser reasonably believes to be a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (B) outside the United States, to a Person that the Initial Purchaser reasonably believes not to be a U.S. person (as defined in Regulation S) (a “U.S. Person”) in an offshore transaction in reliance on the requirements of Regulation S and that is not a Competitor, or (C) to a Person that is the Initial Purchaser reasonably believes to be the Master Issuer or an affiliate of the Master Issuer. The Series 2018-1 Class A-2 Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2018-1 Class A-2 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2018-1 Class A-2 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2018-1 Class A-2 Notes. The Series 2018-1 Class A-2 Notes shall be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof.

(a)        Restricted Global Notes. The Series 2018-1 Class A-2 Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or

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more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.2 and Section 4.4, the “Restricted Global Notes”). The aggregate initial principal amount of the Restricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Regulation S Global Notes or the Unrestricted Global Notes, as hereinafter provided.

(b)        Regulation S Global Notes and Unrestricted Global Notes. Any Series 2018-1 Class A-2 Notes offered and sold on the Series 2018-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2-1 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2018-1 Class A-2 Note, such Series 2018-1 Class A-2 Notes shall be referred to herein collectively, for purposes of this Section 4.2 and Section 4.4, as the “Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-3-1 hereto, as hereinafter provided (collectively, for purposes of this Section 4.2 and Section 4.4, the “Unrestricted Global Notes”). The aggregate principal amount of the Regulation S Global Notes or the Unrestricted Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Restricted Global Notes, as hereinafter provided.

(c)        Definitive Notes. The Series 2018-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.2 and Section 4.4 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.2(c) in accordance with their terms and, upon complete exchange thereof, such Series 2018-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.3        [Reserved].

Section 4.4        Transfer Restrictions of Series 2018-1 Class A-2 Notes.

(a)        A Series 2018-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.4(a) shall not prohibit any transfer of a Series 2018-1 Class A-2 Note that is issued in exchange for a Series 2018-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2018-1 Global Note effected in accordance with the other provisions of this Section 4.4.

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(b)        The transfer by a Series 2018-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Co-Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c)        If a Series 2018-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2018-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Restricted Global Note, and to increase the principal amount of the Regulation S Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(d)        If a Series 2018-1 Class A-2 Note Owner holding a beneficial interest in a Restricted Global Note wishes at any time to exchange its interest in such Restricted Global Note for an interest in the Unrestricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Unrestricted Global Note in a principal amount equal to that of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, (ii) a written order given in accordance

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with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2018-1 Class A-2 Note Owner holding such beneficial interest in such Restricted Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Restricted Global Note, and to increase the principal amount of the Unrestricted Global Note, by the principal amount of the beneficial interest in such Restricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Unrestricted Global Note having a principal amount equal to the amount by which the principal amount of such Restricted Global Note was reduced upon such exchange or transfer.

(e)        If a Series 2018-1 Class A-2 Note Owner holding a beneficial interest in a Regulation S Global Note or an Unrestricted Global Note wishes at any time to exchange its interest in such Regulation S Global Note or such Unrestricted Global Note for an interest in the Restricted Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.4(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Restricted Global Note in a principal amount equal to that of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Regulation S Global Note (but not such Unrestricted Global Note), a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2018-1 Class A-2 Note Owner holding such beneficial interest in such Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, and to increase the principal amount of the Restricted Global Note, by the principal amount of the beneficial interest in such Regulation S Global Note or such Unrestricted Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Restricted Global Note having a principal amount equal to the amount by which the principal amount of such Regulation S Global Note or such Unrestricted Global Note, as the case may be, was reduced upon such exchange or transfer.

(f)        In the event that a Series 2018-1 Global Note or any portion thereof is exchanged for Series 2018-1 Class A-2 Notes other than Series 2018-1 Global Notes, such other Series 2018-1 Class A-2 Notes may in turn be exchanged (upon transfer or otherwise) for Series 2018-1 Class A-2 Notes that are not Series 2018-1 Global Notes or for a beneficial interest in a

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Series 2018-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Co-Issuers and the Registrar, which shall be substantially consistent with the provisions of Sections 4.4(a) through Section 4.4(e) and Section 4.4(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2018-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g)        Until the termination of the Restricted Period with respect to any Series 2018-1 Class A-2 Note, interests in the Regulation S Global Notes representing such Series 2018-1 Class A-2 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.4(g) shall not prohibit any transfer in accordance with Section 4.4(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Unrestricted Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.4.

(h)        The Series 2018-1 Class A-2 Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2018-1 CLASS A-2 NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (a) to sonic capital LLC or an affiliate thereof, (B) IN THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES

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SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (if not the Master Issuer OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS NEITHER A COMPETITOR NOR A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (if not the Master Issuer OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [REGULATION S GLOBAL NOTE] [RESTRICTED GLOBAL NOTE] OR [AN UNRESTRICTED GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE,

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NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED (I) TO BE A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON” AT THE TIME OF THE TRANSFER.

EACH PURCHASER AND ANY SUBSEQUENT TRANSFEREE OF THIS NOTE (OR ANY INTEREST HEREIN) WILL BE DEEMED TO REPRESENT AND WARRANT AT ALL TIMES IT IS INVESTED IN THIS NOTE, EITHER THAT (I) (A) IT IS NOT AN EMPLOYEE BENEFIT PLANS THAT IS SUBJECT TO PART 4 OF TITLE I OF ERISA, A PLAN, INDIVIDUAL RETIREMENT ACCOUNT AND OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE CODE (AN “ERISA PLAN”) OR PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF SUCH PLANS, ACCOUNTS AND ARRANGEMENTS UNDER U.S. DEPARTMENT OF LABOR REGULATIONS AS MODIFIED BY SECTION 3(42) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), PLAN AND IT IS NOT ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY PLAN TO PURCHASE OR

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HOLD THIS NOTE (OR ANY INTEREST THEREIN) OR (B) ITS PURCHASE AND HOLDING OF THE OFFERED NOTE (OR ANY INTEREST THEREIN) DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY APPLICABLE SIMILAR LAW, AND (II) IF IT IS AN ERISA PLAN, THE PERSON MAKING THE DECISION ON BEHALF OF THE ERISA PLAN (THE “PLAN FIDUCIARY”), WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT AS LONG AS IT HOLDS THIS NOTE (OR ANY INTEREST HEREIN) (1) NONE OF THE CO-ISSUERS, GUARANTORS, THE INITIAL PURCHASER OR ANY OF THEIR AFFILIATES (THE “TRANSACTION PARTIES”) HAS PROVIDED OR WILL PROVIDE ADVICE WITH RESPECT TO THE INVESTMENT IN THIS NOTE BY THE ERISA PLAN, AND THE PLAN FIDUCIARY EITHER: (A) IS A BANK AS DEFINED IN SECTION 202 OF THE INVESTMENT ADVISERS ACT OF 1940 (THE “ADVISERS ACT”), OR SIMILAR INSTITUTION THAT IS REGULATED AND SUPERVISED AND SUBJECT TO PERIODIC EXAMINATION BY A STATE OR FEDERAL AGENCY; (B) IS AN INSURANCE CARRIER WHICH IS QUALIFIED UNDER THE LAWS OF MORE THAN ONE STATE TO PERFORM THE SERVICES OF MANAGING, ACQUIRING OR DISPOSING OF ASSETS OF A PLAN; (C) IS AN INVESTMENT ADVISER REGISTERED UNDER THE ADVISERS ACT, OR, IF NOT REGISTERED AN AS INVESTMENT ADVISER UNDER THE ADVISERS ACT BY REASON OF PARAGRAPH (1) OF SECTION 203A OF THE ADVISERS ACT, IS REGISTERED AS AN INVESTMENT ADVISER UNDER THE LAWS OF THE STATE IN WHICH IT MAINTAINS ITS PRINCIPAL OFFICE AND PLACE OF BUSINESS; (D) IS A BROKER-DEALER REGISTERED UNDER THE EXCHANGE ACT; OR (E) HAS, AND AT ALL TIMES WHILE THE ERISA PLAN IS HOLDING THE NOTES WILL HAVE, TOTAL ASSETS OF AT LEAST U.S. $50,000,000 UNDER ITS MANAGEMENT OR CONTROL (PROVIDED THAT THIS CLAUSE (E) SHALL NOT BE SATISFIED IF THE PLAN FIDUCIARY IS EITHER (I) THE OWNER OR A RELATIVE OF THE OWNER OF THE INDIVIDUAL RETIREMENT ACCOUNT THAT IS PURCHASING THE OFFERED NOTES, OR (II) A PARTICIPANT OR BENEFICIARY OF THE PLAN PURCHASING THE OFFERED NOTES IN SUCH CAPACITY); (2) THE PLAN FIDUCIARY IS CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND WITH RESPECT TO PARTICULAR TRANSACTIONS AND INVESTMENT STRATEGIES, INCLUDING THE PURCHASE AND HOLDING OF THE OFFERED NOTES BY THE PLAN; (3) THE PLAN FIDUCIARY IS A “FIDUCIARY” WITH RESPECT TO THE PLAN WITHIN THE MEANING OF SECTION 3(21) OF ERISA, SECTION 4975 OF THE CODE, OR BOTH, AND IS RESPONSIBLE FOR EXERCISING INDEPENDENT JUDGMENT IN EVALUATING THE PLAN’S PURCHASE, HOLDING AND DISPOSITION OF THE OFFERED NOTES; (4) NONE OF THE TRANSACTION PARTIES HAS EXERCISED ANY AUTHORITY TO

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CAUSE THE PLAN TO PURCHASE THE NOTES; (5) NONE OF THE TRANSACTION PARTIES RECEIVES A FEE OR OTHER COMPENSATION FROM THE PLAN OR PLAN FIDUCIARY FOR THE PROVISION OF INVESTMENT ADVICE IN CONNECTION WITH THE PLAN’S DECISION TO INVEST IN THIS NOTE; AND (6) THE PLAN FIDUCIARY HAS BEEN (AND HEREBY IS) INFORMED BY THE TRANSACTION PARTIES: (A) THAT NONE OF THE TRANSACTION PARTIES IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY, AND THAT NO SUCH ENTITY HAS GIVEN INVESTMENT ADVICE OR OTHERWISE MADE A RECOMMENDATION, IN CONNECTION WITH THE PLAN’S INVESTMENT IN THIS NOTE; AND (B) OF THE EXISTENCE AND NATURE OF THE TRANSACTION PARTIES’ FINANCIAL INTERESTS IN THE PLAN’S INVESTMENT IN THIS NOTE AS DISCLOSED IN THE OFFERING CIRCULAR. THE ABOVE REPRESENTATIONS ARE INTENDED TO COMPLY WITH THE U.S. DEPARTMENT OF LABOR’S REGULATION SECTIONS 29 C.F.R. 2510.3-21(A) AND (C)(1) AS PROMULGATED ON APRIL 8, 2016 (81 FED. REG. 20,997). IF THESE REGULATIONS ARE REVOKED, REPEALED OR NO LONGER EFFECTIVE, THESE REPRESENTATIONS SHALL BE DEEMED TO BE NO LONGER IN EFFECT. NONE OF THE TRANSACTION PARTIES IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE, OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY TO AN ERISA PLAN, IN CONNECTION WITH ANY INVESTMENT IN THIS NOTE.

(i)        The Series 2018-1 Class A-2 Notes Regulation S Global Notes shall also bear the following legend:

UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS THE MASTER ISSUER OR an affiliate of the Master Issuer OR NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER OR NOT A “U.S. PERSON” AS DEFINED IN REGULATION S AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR

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(II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

(j)        The Series 2018-1 Global Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k)        The required legends set forth above shall not be removed from the Series 2018-1 Class A-2 Notes except as provided herein. The legend required for a Series 2018-1 Class A-2 Restricted Global Note may be removed from such Series 2018-1 Class A-2 Restricted Global Note if there is delivered to the Co-Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel as may be reasonably required by the Co-Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2018-1 Class A-2 Restricted Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Master Issuer, on behalf of the Co-Issuers, shall authenticate and deliver in exchange for such Series 2018-1 Class A-2 Restricted Global Note a Series 2018-1 Class A-2 Note or Series 2018-1 Class A-2 Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2018-1 Class A-2 Restricted Global Note has been removed from a Series 2018-1 Class A-2 Note as provided above, no other Series 2018-1 Class A-2 Note issued in exchange for all or any part of such Series 2018-1 Class A-2 Note shall bear such legend, unless the Co-Issuers have reasonable cause to believe that such other Series 2018-1 Class A-2 Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

Section 4.5        [Reserved].

Section 4.6        Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2018-1 Class A-2 Note pursuant to the

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Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2018-1 Class A-2 Note as follows:

(a)        In the case of Series 2018-1 Class A-2 Notes acquired in the United States, that it is (i) a QIB, (ii) aware that the sale to it is being made in reliance on Rule 144A and (iii) acquiring such Series 2018-1 Class A-2 Notes for its own account or for the account of another person that is a QIB and is not a Competitor with respect to which it exercises sole investment discretion.

(b)        In the case of Series 2018-1 Class A-2 Notes acquired outside of the United States, that it is (i) not a U.S. Person, (ii) aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S, (iii) acquiring such Series 2018-1 Class A-2 Notes for its own account or the account of another person that is a U.S. Person and is not a Competitor, with respect to which it exercises sole investment discretion, and (d) not purchasing such Series 2018-1 Class A-2 Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person.

(c)        It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2018-1 Class A-2 Notes.

(d)        It understands that the Co-Issuers, the Manager and the Servicer may receive a list of participants holding positions in the Series 2018-1 Class A-2 Notes from one or more book-entry depositories.

(e)        It understands that the Manager, the Co-Issuers, the Servicer and the Controlling Class Representative may receive a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee.

(f)         It will provide to each person to whom it transfers Series 2018-1 Class A-2 Notes notices of any restrictions on transfer of such Series 2018-1 Class A-2 Notes.

(g)        It is not a Competitor.

(h)        It understands that (i) the Series 2018-1 Class A-2 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2018-1 Notes have not been registered under the Securities Act, (iii) the Series 2018-1 Class A-2 Notes may be offered, resold, pledged or otherwise transferred only to the Master Issuer or an Affiliate of the Master Issuer or (A) in the United States, to a Person that is not a Competitor and that is a QIB in a transaction meeting the requirements of Rule 144A, (B) outside the United States, to a Person that is not a Competitor and that is not a U.S. Person in a transaction meeting the requirements of Regulation S, or (C) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Base Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2018-1 Class A-2

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Note is required to, notify any subsequent purchaser of a Series 2018-1 Class A-2 Note of the resale restrictions set forth in clause (iii) above.

(i)        It understands that the certificates evidencing the Restricted Global Notes will bear legends substantially similar to those set forth in Section 4.4(h) of this Series Supplement.

(j)        It understands that the certificates evidencing the Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.4(i) of this Series Supplement.

(k)       It understands that the certificates evidencing the Unrestricted Global Notes will bear legends substantially similar to those set forth in Section 4.4(j) of this Series Supplement.

(l)        (I) Either (i) the purchaser is not a Plan and is not acting on behalf of any Plan or using the assets of any Plan to purchase or hold the Series 2018-1 Class A-2 Notes (or any interest therein), or (ii) its purchase and holding of the Series 2018-1 Class A-2 Notes (or any interest therein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law, and (II) if the purchaser is a Benefit Plan Investor, as long as it holds such Series 2018-1 Class A-2 Notes (i) none of the Co-Issuers, the Guarantor, the Initial Purchaser or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the investment in the Series 2018-1 Class A-2 Notes by the plan, and the plan’s fiduciary responsible for the plan’s investment in the Note (the “Plan Fiduciary”) either: (A) is a bank as defined in section 202 of the investment advisers act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; (B) is an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; (C) is an investment adviser registered under the Advisers Act, or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of section 203a of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business; (D) is a broker-dealer registered under the Exchange Act; or (E) has, and at all times while the plan is holding the Series 2018-1 Class A-2 Notes will have, total assets of at least U.S. $50,000,000 under its management or control (provided that this clause (E) shall not be satisfied if the Plan Fiduciary is either (1) the owner or a relative of the owner of the individual retirement account that is purchasing the Series 2018-1 Class A-2 Notes, or (2) a participant or beneficiary of the plan purchasing the Series 2018-1 Class A-2 Notes in such capacity); (ii) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the purchase and holding of the Series 2018-1 Class A-2 Notes by the plan; (iii) the Plan Fiduciary is a “fiduciary” with respect to the plan within the meaning of section 3(21) of ERISA, Section 4975 of the Code, or both, and is responsible for exercising independent judgment in evaluating the plan’s purchase, holding and disposition of the Series 2018-1 Class A-2 Notes; (iv) none of the transaction parties has exercised any authority to cause the plan to invest in the Series 2018-1 Class A-2 Notes; (v) none of the transaction parties receives a fee or other compensation from the plan or Plan Fiduciary for the provision of investment advice in connection with the plan’s

27

decision to invest in the Series 2018-1 Class A-2 Notes; and (vi) the Plan Fiduciary has been (and hereby is) informed by the Transaction Parties: (A) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity, and that no such entity has given investment advice or otherwise made a recommendation, in connection with the plan’s investment in the Series 2018-1 Class A-2 Notes; and (B) of the existence and nature of the Transaction Parties’ financial interests in the plan’s investment in the Series 2018-1 Class A-2 Notes as disclosed in the Offering Memorandum. The above representations are intended to comply with the U.S. Department of Labor’s reg. sections 29 C.F.R. 2510.3¬21(a) and (c)(1) as promulgated on April 8, 2016 (81 fed. reg. 20,997). If these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect. None of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to a Benefit Plan Investor, in connection with any investment in the Series 2018-1 Class A-2 Notes.

(m)       It understands that any subsequent transfer of the Series 2018-1 Class A-2 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2018-1 Class A-2 Notes or any interest therein except in compliance with such restrictions and conditions and the Securities Act.

ARTICLE V

GENERAL

Section 5.1        Information. Pursuant to and in accordance with the Base Indenture, the Co-Issuers shall furnish, or cause to be furnished, a Monthly Noteholders’ Statement with respect to the Series 2018-1 Notes to the Trustee, substantially in the form of Exhibit C hereto, and a Quarterly Noteholders’ Statement with respect to the Series 2018-1 Notes to the Trustee, substantially in the form of Exhibit D hereto, setting forth, inter alia, the following information with respect to the Payment Dates described in such Monthly Noteholders’ Statement and Quarterly Noteholders’ Statement:

(i)          the total amount available to be distributed to Series 2018-1 Noteholders on such Payment Date;

(ii)         the amount of such distribution allocable to the payment of principal of the Series 2018-1 Notes;

(iii)        the amount of such distribution allocable to the payment of interest on the Series 2018-1 Notes;

(iv)        the amount of such distribution allocable to the payment of any Series 2018-1 Class A-2 Make-Whole Prepayment Premium, if any, on the Series 2018-1 Class A-2 Notes;

(v)         [Reserved];

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(vi)        whether, to the knowledge of the Co-Issuers, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred, or any Cash Trapping Period is in effect, as of such Accounting Date;

(vii)       the Debt Service Coverage Ratio for such Payment Date and the 11 Payment Dates immediately preceding such Payment Date;

(viii)      the sum of Aggregate Franchise Drive-In Gross Sales and Aggregate Company-owned Drive-In Gross Sales as of the last day of the preceding Monthly Collection Period;

(ix)        the number of Open Drive-Ins as of the last day of the preceding Monthly Collection Period; and

(x)         the amount on deposit in the Senior Notes Interest Reserve Account and the amount on deposit, if any, in the Cash Trap Reserve Account, in each case, as of the close of business on the last Business Day of the preceding Monthly Collection Period.

Any Series 2018-1 Noteholder may obtain copies of each Monthly Noteholders’ Statement and Quarterly Noteholders’ Statement in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2        Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3        Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4        Certain Notices to the Rating Agencies. The Co-Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Related Document.

Section 5.5        Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 5.6        Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

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Section 5.7        Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.8        Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.9        Entire Agreement. This Agreement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.10      Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2018-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2018-1 Notes that have been replaced or paid) to the Trustee for cancellation and (ii) the Co-Issuers have paid all sums payable hereunder.

Section 5.11      Fiscal Year End. The Co-Issuers shall not change their fiscal year end from August 31 to any other date.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Co-Issuers, the Trustee and the Series 2018-1 Securities Intermediary have caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

SONIC CAPITAL LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and Chief Financial Officer

SONIC INDUSTRIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and Chief Financial Officer

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Executive Vice President and Chief Financial Officer

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Series 2018-1 Supplement to Base Indenture]

SRI REAL ESTATE HOLDINGS LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief Financial Officer

SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:	/s/ Claudia S. San Pedro
	Name:	Claudia S. San Pedro
	Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Series 2018-1 Supplement to Base Indenture]

CITIBANK, N.A.,
in its capacity as Trustee and as Series 2018-1 Securities Intermediary

By:	/s/ Anthony Bausa
	Name:	Anthony Bausa
	Title:	Senior Trust Officer

[Signature Page to Series 2018-1 Supplement to Base Indenture]

ANNEX A

SERIES 2018-1

SUPPLEMENTAL DEFINITIONS LIST

“Adviser’s Act” has the meaning set forth in Section 4.6(l) of the Series 2018 1 Supplement.

“Applicable Time” has the meaning set forth in the Series 2018-1 Class A-2 Note Purchase Agreement.

“Benefit Plan Investor” means any (a) “employee benefit plan” (as defined in section 3(3) of ERISA), whether or not subject to Title I of ERISA, including without limitation foreign plans, governmental plans and church plans, (b) “plan” (as defined in section 4975(e)(1) of the Code), whether or not subject to section 4975 of the Code, including without limitation individual retirement accounts and Keogh plans, or (c) entity whose underlying assets include plan assets by reason of such an employee benefit plan’s or plan’s investment in such entity, including without limitation, as applicable, an insurance company general account.

“Cede” has the meaning set forth in Section 4.2(a) of the Series 2018-1 Supplement.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2018-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2018-1 Closing Date.

“Change of Control” means the occurrence of an event or series of events by which any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) other than Holdco owns or controls, either directly or indirectly, more than 50% of the Equity Interests of the Master Issuer or SRI Real Estate Holdco or an amount of Equity Interests of the Master Issuer or SRI Real Estate Holdco that entitles such “person” or “group” to exercise more than 50% of the voting power in the Equity Interests of the Master Issuer or SRI Real Estate Holdco, and pursuant to, and within 24 months of, such event or series of events, three of the five Persons that held the following positions immediately prior to the completion of such event or series of events are terminated or resign: Chief Executive Officer of Holdco, President of Sonic Industries Services Inc., President of Sonic Restaurants, Inc., Chief Financial Officer of Holdco and Chief Marketing Officer of Holdco; provided, in each case, that termination and/or resignation of such officers shall not include (i) a change in any officer’s status in the ordinary course of succession so long as such officer remains affiliated with Holdco or its Subsidiaries as an officer or director, or in a similar capacity, (ii) retirement of any officer, (iii) death or incapacitation of any officer, or (iv) any change notified to the Control Party and the Trustee during the period beginning on the date that is ninety (90) days preceding the announcement of a Change of Control and ending on the date that is twelve (12) months following the occurrence of a Change of Control.

“Definitive Notes” has the meaning set forth in Section 4.2(c) of the Series 2018-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Initial Purchaser” means Guggenheim Securities, LLC.

“Make-Whole End Date” has the meaning set forth in Section 3.5(e) of the Series 2018-1 Supplement.

“Offering Memorandum” has the meaning set forth in the Series 2018-1 Class A-2 Note Purchase Agreement.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Outstanding Series 2018-1 Class A-2 Notes” means, with respect to the Series 2018-1 Class A-2 Notes, all such Notes theretofore authenticated and delivered under the Indenture, except (a) Series 2018-1 Class A-2 Notes theretofore cancelled or delivered to the Registrar for cancellation, (b) Series 2018-1 Class A-2 Notes that have not been presented for payment but funds for the payment in full of which are on deposit in the Series 2018-1 Class A-2 Distribution Account and are available for payment of such Series 2018-1 Class A-2 Notes, (c) Series 2018-1 Class A-2 Notes that have been defeased in accordance with Section 12.1 of the Base Indenture and (d) Series 2018-1 Class A-2 Notes in exchange for or in lieu of other Series 2018-1 Class A-2 Notes that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Trustee is presented that any such Series 2018-1 Class A-2 Notes are held by a purchaser for value.

“Outstanding Series 2018-1 Notes” means all Outstanding Series 2018-1 Class A-2 Notes.

“Parent Companies” means, collectively, Holdco, SISI and SRI.

“Plan” means (i) an “employee benefit plan” as defined in Section 3(3) of ERISA that is subject to Part 4 of Title I of ERISA; (ii) a plan, individual retirement account or other arrangement that is subject to Section 4975 of the Code or provisions under any Similar Law; or (iii) an entity whose underlying assets are considered to include “plan assets” of any such employee benefit plans, plans, accounts or arrangements described in clause (i) or (ii) under Similar Law or under 29 C.F.R. Section 2510.3-101 as promulgated under ERISA.

“Plan Fiduciary” has the meaning set forth in Section 4.6(l) of the Series 2018 1 Supplement.

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“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2018-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2018-1 Prepayment, the Record Date immediately preceding the date of the associated Series 2018-1 Prepayment unless such immediately preceding Record Date is less than 10 Business Days prior to the date of the associated Series 2018-1 Prepayment, in which case the “Prepayment Record Date” will be the second Record Date immediately preceding the date of the associated Series 2018-1 Prepayment.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agencies” means, with respect to each Class of Series 2018-1 Notes, S&P Global Ratings and any other nationally recognized rating agency then rating such Class of Series 2018-1 Notes at the request of the Co-Issuers.

“Rating Agency Condition” means, with respect to the Series 2018-1 Notes and any event or action to be taken or proposed to be taken requiring satisfaction of the Rating Agency Condition in the Indenture or in any other Related Document, including the issuance of additional Series of Notes, a condition that is satisfied if the Manager has notified the Co-Issuers, the Servicer and the Trustee in writing that the Manager has provided each Rating Agency and the Servicer with a written notification setting forth in reasonable detail such event or action and has actively solicited (by written request and by request via email and telephone) a Rating Agency Confirmation from each Rating Agency, and each Rating Agency has either provided the Manager with a Rating Agency Confirmation with respect to such event or action or informed the Manager that it declines to review such event or action; provided that:

(i) except in connection with the issuance of an additional Series of Notes, as to which the conditions of clause (ii)(c) below will apply in all cases, the Rating Agency Condition in respect of any Rating Agency will be required to be satisfied in connection with any such event or action only if the Manager determines in its sole discretion that the policies of such Rating Agency permit it to deliver such Rating Agency Confirmation; and

(ii) the Rating Agency Condition will not be required to be satisfied in respect of any Rating Agency if the Manager provides an Officer’s Certificate (along with copies of all written requests for such Rating Agency Confirmation and copies of all related email correspondence) to the Co-Issuers, the Servicer and the Trustee certifying that:

(a)        the Manager has not received any response from such Rating Agency after the Manager has repeated such active solicitation (by request via telephone and by email) on or about the tenth Business Day and the fifteenth Business Day following the date of delivery of the initial solicitation;

(b)        the Manager has no reason to believe that such event or action would result in such Rating Agency withdrawing its credit ratings on the Series 2018-1 Notes or assigning credit ratings on the Series 2018-1 Notes below the lower of (1) the then-current credit ratings on the Series 2018-1 Notes or (2) the initial credit ratings

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assigned to such Series 2018-1 Notes by such Rating Agency (without negative implications); and

(c)        solely in connection with any issuance of an additional Series of Notes, either:

(1)        at least one Rating Agency has provided a Rating Agency Confirmation;

(2)        each Rating Agency has rated any additional Series of Notes that are Senior Notes no lower than the lower of (x) the then-current credit rating assigned to the Series 2018-1 Notes by such Rating Agency or (y) the initial credit rating assigned by such Rating Agency (without negative implications) to the Series 2018-1 Notes, or, if the Series 2018-1 Notes do not rank on the same priority as such additional Series of Notes, the Control Party will have provided its written consent to the issuance of such additional Series of Notes; or

(3)        none of the additional Series of Notes are Senior Notes.

“Rating Agency Confirmation” means, with respect to the Series 2018-1 Notes, a confirmation from a Rating Agency that a proposed event or action will not result in (i) a withdrawal of its credit ratings on the Series 2018-1 Notes or (ii) the assignment of credit ratings on the Series 2018-1 Notes below the lower of (x) the then-current credit rating assigned to the Series 2018-1 Notes by such Rating Agency or (y) the initial credit ratings assigned to such Series 2018-1 Notes by such Rating Agency (without negative implications); provided, however, that solely in connection with an issuance of an additional Series Notes, a Rating Agency Confirmation of S&P Global Ratings will be required for each Series of Notes then rated by S&P Global Ratings at the time of such issuance of an additional Series of Notes.

“Real Estate Asset Disposition Proceeds Prepayment Event” has the meaning set forth in Section 3.6(d)(ii) of the Series 2018-1 Supplement.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2018-1 Supplement.

“Restricted Global Notes” has the meaning set forth in Section 4.2(a) of the Series 2018-1 Supplement.

“Restricted Period” means, with respect to any Series 2018-1 Class A-2 Notes issued on the Series 2018-1 Closing Date and sold pursuant to Regulation S, the period commencing on such Series 2018-1 Closing Date and ending on the 40th day after the Series 2018-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

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“Series 2018-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2018-1 Supplement.

“Series 2018-1 Available Interest Reserve Account Amount” means, when used with respect to any date, the amount on deposit in the Senior Notes Interest Reserve Account pursuant to Section 3.2(d) of the Series 2018-1 Supplement after giving effect to any withdrawals therefrom with respect to the Series 2018-1 Notes pursuant to Section 5.14 of the Base Indenture.

“Series 2018-1 Class A-2 Distribution Account” has the meaning set forth in Section 3.8(a) of the Series 2018-1 Supplement.

“Series 2018-1 Class A-2 Distribution Account Collateral” has the meaning set forth in Section 3.8(d) of the Series 2018-1 Supplement.

“Series 2018-1 Class A-2 Expected Weighted Average Life” means, with respect to any date, the number of years obtained by dividing (a) the sum of the products obtained by multiplying (1) the Series 2018-1 Class A-2 Scheduled Principal Payments Amount for each then-remaining Payment Date (based on the Series 2018-1 Class A-2 Scheduled Principal Payments Amounts as of such date and including, without duplication, the amount that is expected to be repaid on the Series 2018-1 Anticipated Repayment Date), by (2) the number of years that will elapse between such date and the dates of such expected payments, by (b) the Series 2018-1 Outstanding Principal Amount as of such date (prior to giving effect to any payments of principal or interest on such date), as calculated by the Manager on behalf of the Co-Issuers.

“Series 2018-1 Class A-2 Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2018-1 Class A-2 Notes, which is $170,000,000.

“Series 2018-1 Class A-2 Make-Whole Prepayment Premium” means, with respect to any Series 2018-1 Prepayment Amount in respect of any Series 2018-1 Class A-2 Notes on which any prepayment premium is due, an amount (not less than zero) equal to (i) the discounted present value as of the relevant Series 2018-1 Make-Whole Premium Calculation Date of all future installments of interest and principal to be made on the Series 2018-1 Class A-2 Notes (or such portion thereof to be prepaid), from the applicable Series 2018-1 Prepayment Date to and including the Make-Whole End Date, assuming all Series 2018-1 Class A-2 Scheduled Principal Payments are made pursuant to the then-applicable schedule of payments (giving effect to any ratable reductions in the Series 2018-1 Class A-2 Scheduled Principal Payments due to optional and mandatory prepayments, including prepayments in connection with a Rapid Amortization Event, and cancellations of repurchased Notes prior to the date of such prepayment and assuming the Series 2018-1 Class A-2 Scheduled Principal Payments Amount (or ratable amounts thereof based on the portion thereof) being prepaid) are to be made on each Payment Date prior to the Make-Whole End Date and the entire remaining unpaid principal amount of the Series 2018-1 Class A-2 Notes or a portion thereof is paid on the Make-Whole End Date minus (ii) the Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes (or portion thereof) being prepaid.

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For the purposes of the calculation of the discounted present value in clause (i) above, such present value shall be determined by the Manager, on behalf of the Master Issuer, using a discount rate equal to the sum of: (x) the yield to maturity (adjusted to a “mortgage equivalent basis” for a monthly-pay security pursuant to the standards and practices of the Securities Industry and Financial Markets Association), on the date of such prepayment, of the United States Treasury Security having a maturity closest to the Make-Whole End Date plus (y) 0.50%. For purposes of the Base Indenture, “Series 2018-1 Class A-2 Make-Whole Prepayment Premium” shall be deemed to be a “Prepayment Premium,” and shall be deemed to be “unpaid premiums and make-whole prepayment premiums” for purposes of the Priority of Payments.

“Series 2018-1 Class A-2 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2018-1 Supplement.

“Series 2018-1 Class A-2 Monthly Interest” means, with respect to any Interest Period, an amount equal to the sum of (i) the accrued interest at the Series 2018-1 Class A-2 Note Rate on the Series 2018-1 Class A-2 Outstanding Principal Amount (on the first day of such Interest Period after giving effect to all payments of principal made to holders of such Class of Notes on such day and also giving effect to repurchases and cancellations of such Series 2018-1 A-2 Notes) during such Interest Period, calculated based on a “30/360 daycount basis, and (ii) the amount of any Senior Notes Interest Shortfall Amount with respect to the Series 2018-1 Class A-2 Notes (as determined pursuant to Section 5.14(b) of the Base Indenture), for the immediately preceding Interest Period (together with Additional Senior Notes Interest Shortfall Interest (as determined pursuant to Section 5.14(c) of the Base Indenture) on such Senior Notes Interest Shortfall Amount. For purposes of the Base Indenture, “Series 2018-1 Class A-2 Monthly Interest” shall be deemed to be “Senior Notes Monthly Interest.”

“Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2018-1 Supplement. For purposes of the Base Indenture, the “Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest” shall be deemed to be “Senior Notes Monthly Post-ARD Contingent Interest.”

“Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2018-1 Supplement.

“Series 2018-1 Class A-2 Noteholder” means the Person in whose name a Series 2018-1 Class A-2 Note is registered in the Note Register.

“Series 2018-1 Class A-2 Note Purchase Agreement” means the Purchase Agreement, dated as of January 23, 2018, by and among the Initial Purchaser, Holdco, the Manager, SRI Real Estate Holdco and the Securitization Entities, as amended, supplemented or otherwise modified from time to time, relating to the Series 2018-1 Class A-2 Notes.

“Series 2018-1 Class A-2 Note Rate” means 4.026% per annum.

“Series 2018-1 Class A-2 Notes” has the meaning specified in “Designation” of the Series 2018-1 Supplement.

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“Series 2018-1 Class A-2 Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2018-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to a Series 2018-1 Class A-2 Scheduled Principal Payment, a prepayment, a repurchase and cancellation, a redemption or otherwise) made to Series 2018-1 Class A-2 Noteholders with respect to Series 2018-1 Class A-2 Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2018-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2018-1 Class A-2 Scheduled Principal Deficiency Amount” means the amount, if positive, equal to the difference between (i) the Series 2018-1 Class A-2 Scheduled Principal Payments Amount for any Payment Date plus any Series 2018-1 Class A-2 Scheduled Principal Payments Amount due but unpaid from any previous Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payments Account with respect to the Series 2018-1 Class A-2 Notes.

“Series 2018-1 Class A-2 Scheduled Principal Payment” means any payment of principal made pursuant to Section 3.2(f) of the Series 2018-1 Supplement. For purposes of the Base Indenture, the “Series 2018-1 Class A-2 Scheduled Principal Payments” shall be deemed to be “Scheduled Principal Payments.”

“Series 2018-1 Class A-2 Scheduled Principal Payments Amount” means with respect to any Payment Date, an amount, based on a 1.00% scheduled annual amortization, equal monthly to 0.083% of the Series 2018-1 Class A-2 Initial Principal Amount.

“Series 2018-1 Closing Date” means February 1, 2018.

“Series 2018-1 Default Rate” means, with respect to the Series 2018-1 Class A-2 Notes, the Series 2018-1 Class A-2 Note Rate. For purposes of the Base Indenture, the “Series 2018-1 Default Rate” shall be deemed to be the “Default Rate.”

“Series 2018-1 Distribution Account” means the Series 2018-1 Class A-2 Distribution Account.

“Series 2018-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2018-1 Notes.

“Series 2018-1 Final Payment Date” means the date on which the Series 2018-1 Final Payment is made.

“Series 2018-1 Global Notes” means, collectively, the Regulation S Global Notes, the Unrestricted Global Notes and the Restricted Global Notes.

“Series 2018-1 Interest Reserve Account Deficiency” means, when used with respect to any date, that on such date the Series 2018-1 Interest Reserve Amount exceeds the Series 2018-1 Available Interest Reserve Account Amount.

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“Series 2018-1 Interest Reserve Account Deficit Amount” means, on any Interim Allocation Date with respect to a Monthly Collection Period, the amount, if any, by which (a) the Series 2018-1 Interest Reserve Amount exceeds (b) the Series 2018-1 Available Interest Reserve Account Amount on such date; provided, however, with respect to any Interim Allocation Date with respect to the Monthly Collection Period immediately preceding the Series 2018-1 Final Payment Date or the Series 2018-1 Legal Final Maturity Date, the Series 2018-1 Interest Reserve Account Deficit Amount shall be zero.

“Series 2018-1 Interest Reserve Amount” means, for any Interim Allocation Date with respect to a Monthly Collection Period, the amount equal to (i) the Series 2018-1 Class A-2 Outstanding Principal Amount as of the immediately preceding Payment Date (after giving effect to any principal payments on such date), multiplied by (ii) the Series 2018-1 Class A-2 Note Rate, divided by (iii) four.

“Series 2018-1 Interest Reserve Release Amount” means, as of any Accounting Date, the excess, if any, of (i) the amount on deposit in the Senior Notes Interest Reserve Account with respect to the Series 2018-1 Notes over (ii) the Series 2018-1 Interest Reserve Amount.

“Series 2018-1 Interest Reserve Release Event” means any reduction in the Outstanding Principal Amount of the Series 2018-1 Class A-2 Notes. For purposes of the Indenture, the “Series 2018-1 Interest Reserve Release Event” shall be deemed to be a “Senior Notes Interest Reserve Release Event.”

“Series 2018-1 Legal Final Maturity Date” means the Payment Date in February 2048. For purposes of the Indenture, the “Series 2018-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2018-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2018-1 Supplement.

“Series 2018-1 Noteholders” means the Series 2018-1 Class A-2 Noteholders.

“Series 2018-1 Note Owner” means, with respect to a Series 2018-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2018-1 Notes” means the Series 2018-1 Class A-2 Notes.

“Series 2018-1 Outstanding Principal Amount” means, with respect to any date, the Series 2018-1 Class A-2 Outstanding Principal Amount.

“Series 2018-1 Prepayment” has the meaning set forth in Section 3.6(g) of the Series 2018-1 Supplement.

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“Series 2018-1 Prepayment Amount” has the meaning set forth in Section 3.6(g) of the Series 2018-1 Supplement.

“Series 2018-1 Prepayment Date” has the meaning set forth in Section 3.6(g) of the Series 2018-1 Supplement.

“Series 2018-1 Second Extension Election” has the meaning set forth in Section 3.6(b)(ii) of the Series 2018-1 Supplement.

“Series 2018-1 Securities Intermediary” has the meaning set forth in Section 3.9(a) of the Series 2018-1 Supplement.

“Series 2018-1 Supplement” means the Series 2018-1 Supplement, dated as of February 1, 2018, among the Co-Issuers, the Trustee and the Series 2018-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Series 2018-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2018-1 Supplement.

“Series Non-Amortization Test” means a test that will be satisfied on any Payment Date if (i) the level of the Holdco Leverage Ratio (calculated without giving effect to undrawn commitments under any Variable Funding Note Purchase Agreement) is less than or equal to 5.0x as of the Accounting Date preceding such Payment Date and (ii) no Rapid Amortization Event has occurred and is continuing as of the Accounting Date preceding such Payment Date.

“Similar Law” means any federal, state, local, non-U.S. or other laws or regulations that are similar to Part 4 of Title I of ERISA or Section 4975 of the Code.

“Specified Rating Agencies” means any of S&P Global Ratings, Moody’s or Fitch, as applicable.

“Transaction Parties” has the meaning set forth in Section 4.6(l) of the Series 2018-1 Supplement.

“Unrestricted Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2018-1 Supplement.

“U.S. Person” has the meaning set forth in Section 4.2 of the Series 2018-1 Supplement.

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EXHIBIT A-1-1

THE ISSUANCE AND SALE OF THIS RESTRICTED GLOBAL SERIES 2018-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS NEITHER A COMPETITOR NOR A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

A-1-1-1

THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED (I) TO BE A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON” AT THE TIME OF THE TRANSFER.

EACH PURCHASER AND ANY SUBSEQUENT TRANSFEREE OF THIS NOTE (OR ANY INTEREST HEREIN) WILL BE DEEMED TO REPRESENT AND WARRANT AT ALL TIMES IT IS INVESTED IN THIS NOTE, EITHER THAT (I) (A) IT IS NOT AN EMPLOYEE BENEFIT PLANS THAT IS SUBJECT TO PART 4 OF TITLE I OF ERISA, A PLAN, INDIVIDUAL RETIREMENT ACCOUNT AND OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE CODE (AN “ERISA PLAN”) OR PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF SUCH

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PLANS, ACCOUNTS AND ARRANGEMENTS UNDER U.S. DEPARTMENT OF LABOR REGULATIONS AS MODIFIED BY SECTION 3(42) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), PLAN AND IT IS NOT ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY PLAN TO PURCHASE OR HOLD THIS NOTE (OR ANY INTEREST THEREIN) OR (B) ITS PURCHASE AND HOLDING OF THE OFFERED NOTE (OR ANY INTEREST THEREIN) DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY APPLICABLE SIMILAR LAW, AND (II) IF IT IS AN ERISA PLAN, THE PERSON MAKING THE DECISION ON BEHALF OF THE ERISA PLAN (THE “PLAN FIDUCIARY”), WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT AS LONG AS IT HOLDS THIS NOTE (OR ANY INTEREST HEREIN) (1) NONE OF THE CO-ISSUERS, GUARANTORS, THE INITIAL PURCHASER OR ANY OF THEIR AFFILIATES (THE “TRANSACTION PARTIES”) HAS PROVIDED OR WILL PROVIDE ADVICE WITH RESPECT TO THE INVESTMENT IN THIS NOTE BY THE ERISA PLAN, AND THE PLAN FIDUCIARY EITHER: (A) IS A BANK AS DEFINED IN SECTION 202 OF THE INVESTMENT ADVISERS ACT OF 1940 (THE “ADVISERS ACT”), OR SIMILAR INSTITUTION THAT IS REGULATED AND SUPERVISED AND SUBJECT TO PERIODIC EXAMINATION BY A STATE OR FEDERAL AGENCY; (B) IS AN INSURANCE CARRIER WHICH IS QUALIFIED UNDER THE LAWS OF MORE THAN ONE STATE TO PERFORM THE SERVICES OF MANAGING, ACQUIRING OR DISPOSING OF ASSETS OF A PLAN; (C) IS AN INVESTMENT ADVISER REGISTERED UNDER THE ADVISERS ACT, OR, IF NOT REGISTERED AN AS INVESTMENT ADVISER UNDER THE ADVISERS ACT BY REASON OF PARAGRAPH (1) OF SECTION 203A OF THE ADVISERS ACT, IS REGISTERED AS AN INVESTMENT ADVISER UNDER THE LAWS OF THE STATE IN WHICH IT MAINTAINS ITS PRINCIPAL OFFICE AND PLACE OF BUSINESS; (D) IS A BROKER-DEALER REGISTERED UNDER THE EXCHANGE ACT; OR (E) HAS, AND AT ALL TIMES WHILE THE ERISA PLAN IS HOLDING THE NOTES WILL HAVE, TOTAL ASSETS OF AT LEAST U.S. $50,000,000 UNDER ITS MANAGEMENT OR CONTROL (PROVIDED THAT THIS CLAUSE (E) SHALL NOT BE SATISFIED IF THE PLAN FIDUCIARY IS EITHER (I) THE OWNER OR A RELATIVE OF THE OWNER OF THE INDIVIDUAL RETIREMENT ACCOUNT THAT IS PURCHASING THE OFFERED NOTES, OR (II) A PARTICIPANT OR BENEFICIARY OF THE PLAN PURCHASING THE OFFERED NOTES IN SUCH CAPACITY); (2) THE PLAN FIDUCIARY IS CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND WITH RESPECT TO PARTICULAR TRANSACTIONS AND INVESTMENT STRATEGIES, INCLUDING THE PURCHASE AND HOLDING OF THE OFFERED NOTES BY THE PLAN; (3) THE PLAN FIDUCIARY IS A “FIDUCIARY” WITH RESPECT TO THE PLAN WITHIN THE MEANING OF SECTION 3(21) OF ERISA, SECTION 4975 OF THE CODE, OR BOTH, AND IS RESPONSIBLE FOR EXERCISING INDEPENDENT JUDGMENT IN EVALUATING THE PLAN’S PURCHASE, HOLDING AND DISPOSITION OF THE OFFERED NOTES; (4) NONE OF THE TRANSACTION PARTIES HAS EXERCISED ANY AUTHORITY TO CAUSE THE PLAN TO PURCHASE THE NOTES; (5) NONE OF THE TRANSACTION PARTIES RECEIVES A FEE OR OTHER COMPENSATION FROM THE PLAN OR PLAN FIDUCIARY FOR THE PROVISION OF INVESTMENT ADVICE IN CONNECTION WITH THE PLAN’S DECISION TO INVEST IN THIS NOTE; AND (6) THE PLAN FIDUCIARY HAS BEEN (AND HEREBY IS) INFORMED BY THE TRANSACTION PARTIES: (A) THAT NONE OF THE TRANSACTION PARTIES IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY, AND THAT NO

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SUCH ENTITY HAS GIVEN INVESTMENT ADVICE OR OTHERWISE MADE A RECOMMENDATION, IN CONNECTION WITH THE PLAN’S INVESTMENT IN THIS NOTE; AND (B) OF THE EXISTENCE AND NATURE OF THE TRANSACTION PARTIES’ FINANCIAL INTERESTS IN THE PLAN’S INVESTMENT IN THIS NOTE AS DISCLOSED IN THE OFFERING CIRCULAR. THE ABOVE REPRESENTATIONS ARE INTENDED TO COMPLY WITH THE U.S. DEPARTMENT OF LABOR’S REGULATION SECTIONS 29 C.F.R. 2510.3-21(A) AND (C)(1) AS PROMULGATED ON APRIL 8, 2016 (81 FED. REG. 20,997). IF THESE REGULATIONS ARE REVOKED, REPEALED OR NO LONGER EFFECTIVE, THESE REPRESENTATIONS SHALL BE DEEMED TO BE NO LONGER IN EFFECT. NONE OF THE TRANSACTION PARTIES IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE, OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY TO AN ERISA PLAN, IN CONNECTION WITH ANY INVESTMENT IN THIS NOTE.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RESTRICTED GLOBAL SERIES 2018-1 CLASS A-2 NOTE

No. R-1	up to $170,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: 83546D AF5
ISIN Number: US83546DAF50

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC

SERIES 2018-1 4.026% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of ONE HUNDRED SEVENTY MILLION DOLLARS ($170,000,000) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on February 20, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2018-1 Class A-2 Note (this “Note”) at the Series 2018-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing March 20, 2018 (each, a “Payment Date”). Such interest will accrue for each Payment Date with respect to (i) initially, the period from and including February 1, 2018 to but excluding March 20, 2018 and (ii) thereafter, the period from and including a Payment Date to but excluding the following Payment Date (each, an

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“Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on a “30/360” basis. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Regulation S Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2018-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust – Sonic Capital LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:
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SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:
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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory
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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2 Notes of the Co-Issuers designated as their Series 2018-1 4.026% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2018-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of February 1, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture.” The Series 2018-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2 Notes will be made pro rata to the Series 2018-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

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As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2018-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2 Noteholder, by acceptance of a Series 2018-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2018-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2 Noteholder and

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upon all future Series 2018-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that (A) either (i) it is not a Plan and is not acting on behalf of any Plan or using the assets of any Plan to purchase or hold this Note (or any interest herein), or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law, and (B) if the purchaser is a Benefit Plan Investor, as long as it holds such Note (1) none of the Co-Issuers, Guarantor, the Initial Purchaser or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the investment in this Note by the plan, and the plan’s fiduciary responsible for the plan’s investment in the Note (“Plan Fiduciary”) either (a) is a bank as defined in section 202 of the investment advisers act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; (b) is an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; (c) is an investment adviser registered under the Advisers Act, or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of section 203a of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business; (d) is a broker-dealer registered under the Exchange Act; or (e) has, and at all times while the plan is holding this Note will have, total assets of at least U.S. $50,000,000 under its management or control (provided that this clause (e) shall not be satisfied if the Plan Fiduciary is either (i) the owner or a relative of the owner of the individual retirement account that is purchasing this Note, or (ii) a participant or beneficiary of the plan purchasing this Note in such capacity); (2) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the purchase and holding of this Note by the plan; (3) the Plan Fiduciary is a “fiduciary” with respect to the plan within the meaning of section 3(21) of ERISA, Section 4975 of the Code, or both, and is responsible for exercising independent judgment in evaluating the plan’s purchase, holding and disposition of this Note; (4) none of the transaction parties has exercised any authority to cause the plan to invest in this Note; (5) none of the transaction parties receives a fee or other compensation from the plan or Plan Fiduciary for the provision of investment advice in connection with the plan’s decision to invest in this Note; and (6) the Plan Fiduciary has been (and hereby is) informed by the Transaction Parties: (a) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity, and that no such entity has given investment advice or otherwise made a recommendation, in connection with the plan’s investment in this Note; and (b) of the existence and nature of the transaction parties’ financial interests in the plan’s investment in this Note as disclosed in the Offering Memorandum. The above representations are intended to comply with the DOL’s reg. sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 fed. reg. 20,997). If these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect. None of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to a Benefit Plan Investor, in connection with any investment in this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

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The Series 2018-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: ________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
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SCHEDULE OF EXCHANGES IN RESTRICTED GLOBAL SERIES 2018-1
CLASS A-2 NOTE

The initial principal balance of this Restricted Global Series 2018-1 Class A-2 Note is $[ ]. The following exchanges of an interest in this Restricted Global Series 2018-1 Class A-2 Note for an interest in a corresponding Regulation S Global Series 2018-1 Class A-2 Note or an Unrestricted Global Series 2018-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Restricted Global Note	Remaining Principal Amount of this Restricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-1-2

THE ISSUANCE AND SALE OF THIS REGULATION S GLOBAL SERIES 2018-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS NEITHER A COMPETITOR NOR A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

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UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER OR NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND AGREES FOR THE BENEFIT OF THE CO-ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON THAT IS THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER OR NOT A “U.S. PERSON” AS DEFINED IN REGULATION S AND IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE SECURITIES ACT.

THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED (I) TO BE A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT

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A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON” AT THE TIME OF THE TRANSFER.

EACH PURCHASER AND ANY SUBSEQUENT TRANSFEREE OF THIS NOTE (OR ANY INTEREST HEREIN) WILL BE DEEMED TO REPRESENT AND WARRANT AT ALL TIMES IT IS INVESTED IN THIS NOTE, EITHER THAT (I) (A) IT IS NOT AN EMPLOYEE BENEFIT PLANS THAT IS SUBJECT TO PART 4 OF TITLE I OF ERISA, A PLAN, INDIVIDUAL RETIREMENT ACCOUNT AND OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE CODE (AN “ERISA PLAN”) OR PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF SUCH PLANS, ACCOUNTS AND ARRANGEMENTS UNDER U.S. DEPARTMENT OF LABOR REGULATIONS AS MODIFIED BY SECTION 3(42) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), PLAN AND IT IS NOT ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY PLAN TO PURCHASE OR HOLD THIS NOTE (OR ANY INTEREST THEREIN) OR (B) ITS PURCHASE AND HOLDING OF THE OFFERED NOTE (OR ANY INTEREST THEREIN) DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY APPLICABLE SIMILAR LAW, AND (II) IF IT IS AN ERISA PLAN, THE PERSON MAKING THE DECISION ON BEHALF OF THE ERISA PLAN (THE “PLAN FIDUCIARY”), WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT AS LONG AS IT HOLDS THIS NOTE (OR ANY INTEREST HEREIN) (1) NONE OF THE CO-ISSUERS, GUARANTORS, THE INITIAL PURCHASER OR ANY OF THEIR AFFILIATES (THE “TRANSACTION PARTIES”) HAS PROVIDED OR WILL PROVIDE ADVICE WITH RESPECT TO THE INVESTMENT IN THIS NOTE BY THE ERISA PLAN, AND THE PLAN FIDUCIARY EITHER: (A) IS A BANK AS DEFINED IN SECTION 202 OF THE INVESTMENT ADVISERS ACT OF 1940 (THE “ADVISERS ACT”), OR SIMILAR INSTITUTION THAT IS REGULATED AND SUPERVISED AND SUBJECT TO PERIODIC EXAMINATION BY A STATE OR FEDERAL AGENCY; (B) IS AN INSURANCE CARRIER WHICH IS QUALIFIED UNDER THE LAWS OF MORE THAN ONE STATE TO PERFORM THE SERVICES OF MANAGING, ACQUIRING OR DISPOSING OF ASSETS OF A PLAN; (C) IS AN INVESTMENT ADVISER REGISTERED UNDER THE ADVISERS ACT, OR, IF NOT REGISTERED AN AS INVESTMENT ADVISER UNDER THE ADVISERS ACT BY REASON OF PARAGRAPH (1) OF SECTION 203A OF THE ADVISERS ACT, IS REGISTERED AS AN INVESTMENT ADVISER UNDER THE LAWS OF THE STATE IN WHICH IT MAINTAINS ITS PRINCIPAL OFFICE AND PLACE OF BUSINESS; (D) IS A BROKER-DEALER REGISTERED UNDER THE EXCHANGE ACT; OR (E) HAS, AND AT ALL TIMES WHILE THE ERISA PLAN IS HOLDING THE NOTES WILL HAVE, TOTAL ASSETS OF AT LEAST U.S. $50,000,000 UNDER ITS MANAGEMENT OR CONTROL (PROVIDED THAT THIS CLAUSE (E) SHALL NOT BE SATISFIED IF THE PLAN

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FIDUCIARY IS EITHER (I) THE OWNER OR A RELATIVE OF THE OWNER OF THE INDIVIDUAL RETIREMENT ACCOUNT THAT IS PURCHASING THE OFFERED NOTES, OR (II) A PARTICIPANT OR BENEFICIARY OF THE PLAN PURCHASING THE OFFERED NOTES IN SUCH CAPACITY); (2) THE PLAN FIDUCIARY IS CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND WITH RESPECT TO PARTICULAR TRANSACTIONS AND INVESTMENT STRATEGIES, INCLUDING THE PURCHASE AND HOLDING OF THE OFFERED NOTES BY THE PLAN; (3) THE PLAN FIDUCIARY IS A “FIDUCIARY” WITH RESPECT TO THE PLAN WITHIN THE MEANING OF SECTION 3(21) OF ERISA, SECTION 4975 OF THE CODE, OR BOTH, AND IS RESPONSIBLE FOR EXERCISING INDEPENDENT JUDGMENT IN EVALUATING THE PLAN’S PURCHASE, HOLDING AND DISPOSITION OF THE OFFERED NOTES; (4) NONE OF THE TRANSACTION PARTIES HAS EXERCISED ANY AUTHORITY TO CAUSE THE PLAN TO PURCHASE THE NOTES; (5) NONE OF THE TRANSACTION PARTIES RECEIVES A FEE OR OTHER COMPENSATION FROM THE PLAN OR PLAN FIDUCIARY FOR THE PROVISION OF INVESTMENT ADVICE IN CONNECTION WITH THE PLAN’S DECISION TO INVEST IN THIS NOTE; AND (6) THE PLAN FIDUCIARY HAS BEEN (AND HEREBY IS) INFORMED BY THE TRANSACTION PARTIES: (A) THAT NONE OF THE TRANSACTION PARTIES IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY, AND THAT NO SUCH ENTITY HAS GIVEN INVESTMENT ADVICE OR OTHERWISE MADE A RECOMMENDATION, IN CONNECTION WITH THE PLAN’S INVESTMENT IN THIS NOTE; AND (B) OF THE EXISTENCE AND NATURE OF THE TRANSACTION PARTIES’ FINANCIAL INTERESTS IN THE PLAN’S INVESTMENT IN THIS NOTE AS DISCLOSED IN THE OFFERING CIRCULAR. THE ABOVE REPRESENTATIONS ARE INTENDED TO COMPLY WITH THE U.S. DEPARTMENT OF LABOR’S REGULATION SECTIONS 29 C.F.R. 2510.3-21(A) AND (C)(1) AS PROMULGATED ON APRIL 8, 2016 (81 FED. REG. 20,997). IF THESE REGULATIONS ARE REVOKED, REPEALED OR NO LONGER EFFECTIVE, THESE REPRESENTATIONS SHALL BE DEEMED TO BE NO LONGER IN EFFECT. NONE OF THE TRANSACTION PARTIES IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE, OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY TO AN ERISA PLAN, IN CONNECTION WITH ANY INVESTMENT IN THIS NOTE.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF REGULATION S GLOBAL SERIES 2018-1 CLASS A-2 NOTE

No. R-2	up to $170,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U83549 AE2
ISIN Number: USU83549AE27

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC

SERIES 2018-1 4.026% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of ONE HUNDRED SEVENTY MILLION DOLLARS ($170,000,000) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on February 20, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Restricted Global Series 2018-1 Class A-2 Note (this “Note”) at the Series 2018-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing March 20, 2018 (each, a “Payment Date”). Such interest will accrue for each Payment Date with respect to (i) initially, the period from and including February 1, 2018 to but excluding March 20, 2018 and (ii) thereafter, the

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period from and including a Payment Date to but excluding the following Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on a “30/360” basis. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest Rate, as applicable, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or an Unrestricted Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2018-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Sonic Capital LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:
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SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:
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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory
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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2 Notes of the Co-Issuers designated as their Series 2018-1 4.026% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2018-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of February 1, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture.” The Series 2018-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2 Notes will be made pro rata to the Series 2018-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

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As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2018-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2 Noteholder, by acceptance of a Series 2018-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2018-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2 Noteholder and

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upon all future Series 2018-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that (A) either (i) it is not a Plan and is not acting on behalf of any Plan or using the assets of any Plan to purchase or hold this Note (or any interest herein), or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law, and (B) if the purchaser is a Benefit Plan Investor, as long as it holds such Note (1) none of the Co-Issuers, Guarantor, the Initial Purchaser or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the investment in this Note by the plan, and the plan’s fiduciary responsible for the plan’s investment in the Note (“Plan Fiduciary”) either (a) is a bank as defined in section 202 of the investment advisers act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; (b) is an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; (c) is an investment adviser registered under the Advisers Act, or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of section 203a of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business; (d) is a broker-dealer registered under the Exchange Act; or (e) has, and at all times while the plan is holding this Note will have, total assets of at least U.S. $50,000,000 under its management or control (provided that this clause (e) shall not be satisfied if the Plan Fiduciary is either (i) the owner or a relative of the owner of the individual retirement account that is purchasing this Note, or (ii) a participant or beneficiary of the plan purchasing this Note in such capacity); (2) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the purchase and holding of this Note by the plan; (3) the Plan Fiduciary is a “fiduciary” with respect to the plan within the meaning of section 3(21) of ERISA, Section 4975 of the Code, or both, and is responsible for exercising independent judgment in evaluating the plan’s purchase, holding and disposition of this Note; (4) none of the transaction parties has exercised any authority to cause the plan to invest in this Note; (5) none of the transaction parties receives a fee or other compensation from the plan or Plan Fiduciary for the provision of investment advice in connection with the plan’s decision to invest in this Note; and (6) the Plan Fiduciary has been (and hereby is) informed by the Transaction Parties: (a) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity, and that no such entity has given investment advice or otherwise made a recommendation, in connection with the plan’s investment in this Note; and (b) of the existence and nature of the transaction parties’ financial interests in the plan’s investment in this Note as disclosed in the Offering Memorandum. The above representations are intended to comply with the DOL’s reg. sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 fed. reg. 20,997). If these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect. None of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to a Benefit Plan Investor, in connection with any investment in this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

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The Series 2018-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: __________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
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SCHEDULE OF EXCHANGES IN REGULATION S GLOBAL SERIES 2018-1
CLASS A-2 NOTE

The initial principal balance of this Regulation S Global Series 2018-1 Class A-2 Note is $[ ]. The following exchanges of an interest in this Regulation S Global Series 2018-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2018-1 Class A-2 Note or an Unrestricted Global Series 2018-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Regulation S Global Note	Remaining Principal Amount of this Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-1-3

THE ISSUANCE AND SALE OF THIS UNRESTRICTED GLOBAL SERIES 2018-1 CLASS A-2 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC OR SRI REAL ESTATE PROPERTIES LLC (THE “CO-ISSUERS”) HAS BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO SONIC CAPITAL LLC OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER, WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES TO THE INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT (“REGULATION S”)), ACTING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF ANOTHER PERSON, THAT IS NEITHER A COMPETITOR NOR A U.S. PERSON (AS DEFINED IN REGULATION S), WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS EITHER (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED INSTITUTIONAL BUYER AND IS NOT A COMPETITOR OR (Y) NOT A “U.S. PERSON” AS DEFINED IN REGULATION S, ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS NEITHER A COMPETITOR NOR A “U.S. PERSON,” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S, (B) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (C) IT UNDERSTANDS THAT THE CO-ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN THEIR NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, AND (D) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

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THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE (IF NOT THE MASTER ISSUER OR AN AFFILIATE OF THE MASTER ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASER AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A UNRESTRICTED GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE NULL AND VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE CO-ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED (I) TO BE A COMPETITOR OR (II) NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) A QUALIFIED INSTITUTIONAL BUYER. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A RESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF THE TRANSFER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (I) A COMPETITOR OR (II) A “U.S. PERSON” THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE CO-ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER THAT IS (I) NOT A COMPETITOR AND (II) EITHER IS A QUALIFIED INSTITUTIONAL BUYER OR NOT A “U.S. PERSON” IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S. THE CO-ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A TRANSFEREE TAKING DELIVERY IN THE FORM OF AN INTEREST IN A REGULATION S GLOBAL NOTE OR AN UNRESTRICTED GLOBAL NOTE THAT IS DETERMINED TO HAVE BEEN A COMPETITOR OR A “U.S. PERSON” AT THE TIME OF THE TRANSFER.

EACH PURCHASER AND ANY SUBSEQUENT TRANSFEREE OF THIS NOTE (OR ANY INTEREST HEREIN) WILL BE DEEMED TO REPRESENT AND WARRANT AT ALL TIMES IT IS INVESTED IN THIS NOTE, EITHER THAT (I) (A) IT IS NOT AN EMPLOYEE BENEFIT PLANS THAT IS SUBJECT TO PART 4 OF TITLE I OF ERISA, A PLAN, INDIVIDUAL RETIREMENT ACCOUNT AND OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE CODE (AN “ERISA PLAN”) OR PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, “SIMILAR LAWS”), OR AN ENTITY

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WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF SUCH PLANS, ACCOUNTS AND ARRANGEMENTS UNDER U.S. DEPARTMENT OF LABOR REGULATIONS AS MODIFIED BY SECTION 3(42) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), PLAN AND IT IS NOT ACTING ON BEHALF OF ANY PLAN OR USING THE ASSETS OF ANY PLAN TO PURCHASE OR HOLD THIS NOTE (OR ANY INTEREST THEREIN) OR (B) ITS PURCHASE AND HOLDING OF THE OFFERED NOTE (OR ANY INTEREST THEREIN) DOES NOT CONSTITUTE AND WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION OF ANY APPLICABLE SIMILAR LAW, AND (II) IF IT IS AN ERISA PLAN, THE PERSON MAKING THE DECISION ON BEHALF OF THE ERISA PLAN (THE “PLAN FIDUCIARY”), WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT AS LONG AS IT HOLDS THIS NOTE (OR ANY INTEREST HEREIN) (1) NONE OF THE CO-ISSUERS, GUARANTORS, THE INITIAL PURCHASER OR ANY OF THEIR AFFILIATES (THE “TRANSACTION PARTIES”) HAS PROVIDED OR WILL PROVIDE ADVICE WITH RESPECT TO THE INVESTMENT IN THIS NOTE BY THE ERISA PLAN, AND THE PLAN FIDUCIARY EITHER: (A) IS A BANK AS DEFINED IN SECTION 202 OF THE INVESTMENT ADVISERS ACT OF 1940 (THE “ADVISERS ACT”), OR SIMILAR INSTITUTION THAT IS REGULATED AND SUPERVISED AND SUBJECT TO PERIODIC EXAMINATION BY A STATE OR FEDERAL AGENCY; (B) IS AN INSURANCE CARRIER WHICH IS QUALIFIED UNDER THE LAWS OF MORE THAN ONE STATE TO PERFORM THE SERVICES OF MANAGING, ACQUIRING OR DISPOSING OF ASSETS OF A PLAN; (C) IS AN INVESTMENT ADVISER REGISTERED UNDER THE ADVISERS ACT, OR, IF NOT REGISTERED AN AS INVESTMENT ADVISER UNDER THE ADVISERS ACT BY REASON OF PARAGRAPH (1) OF SECTION 203A OF THE ADVISERS ACT, IS REGISTERED AS AN INVESTMENT ADVISER UNDER THE LAWS OF THE STATE IN WHICH IT MAINTAINS ITS PRINCIPAL OFFICE AND PLACE OF BUSINESS; (D) IS A BROKER-DEALER REGISTERED UNDER THE EXCHANGE ACT; OR (E) HAS, AND AT ALL TIMES WHILE THE ERISA PLAN IS HOLDING THE NOTES WILL HAVE, TOTAL ASSETS OF AT LEAST U.S. $50,000,000 UNDER ITS MANAGEMENT OR CONTROL (PROVIDED THAT THIS CLAUSE (E) SHALL NOT BE SATISFIED IF THE PLAN FIDUCIARY IS EITHER (I) THE OWNER OR A RELATIVE OF THE OWNER OF THE INDIVIDUAL RETIREMENT ACCOUNT THAT IS PURCHASING THE OFFERED NOTES, OR (II) A PARTICIPANT OR BENEFICIARY OF THE PLAN PURCHASING THE OFFERED NOTES IN SUCH CAPACITY); (2) THE PLAN FIDUCIARY IS CAPABLE OF EVALUATING INVESTMENT RISKS INDEPENDENTLY, BOTH IN GENERAL AND WITH RESPECT TO PARTICULAR TRANSACTIONS AND INVESTMENT STRATEGIES, INCLUDING THE PURCHASE AND HOLDING OF THE OFFERED NOTES BY THE PLAN; (3) THE PLAN FIDUCIARY IS A “FIDUCIARY” WITH RESPECT TO THE PLAN WITHIN THE MEANING OF SECTION 3(21) OF ERISA, SECTION 4975 OF THE CODE, OR BOTH, AND IS RESPONSIBLE FOR EXERCISING INDEPENDENT JUDGMENT IN EVALUATING THE PLAN’S PURCHASE, HOLDING AND DISPOSITION OF THE OFFERED NOTES; (4) NONE OF THE TRANSACTION PARTIES HAS EXERCISED ANY AUTHORITY TO CAUSE THE PLAN TO PURCHASE THE NOTES; (5) NONE OF THE TRANSACTION PARTIES RECEIVES A FEE OR OTHER COMPENSATION FROM THE PLAN OR PLAN FIDUCIARY FOR THE PROVISION OF INVESTMENT ADVICE IN CONNECTION WITH THE PLAN’S DECISION TO INVEST IN THIS NOTE; AND (6) THE PLAN FIDUCIARY HAS BEEN (AND HEREBY IS) INFORMED BY THE TRANSACTION PARTIES: (A) THAT NONE OF THE TRANSACTION PARTIES IS UNDERTAKING TO PROVIDE IMPARTIAL

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INVESTMENT ADVICE OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY, AND THAT NO SUCH ENTITY HAS GIVEN INVESTMENT ADVICE OR OTHERWISE MADE A RECOMMENDATION, IN CONNECTION WITH THE PLAN’S INVESTMENT IN THIS NOTE; AND (B) OF THE EXISTENCE AND NATURE OF THE TRANSACTION PARTIES’ FINANCIAL INTERESTS IN THE PLAN’S INVESTMENT IN THIS NOTE AS DISCLOSED IN THE OFFERING CIRCULAR. THE ABOVE REPRESENTATIONS ARE INTENDED TO COMPLY WITH THE U.S. DEPARTMENT OF LABOR’S REGULATION SECTIONS 29 C.F.R. 2510.3-21(A) AND (C)(1) AS PROMULGATED ON APRIL 8, 2016 (81 FED. REG. 20,997). IF THESE REGULATIONS ARE REVOKED, REPEALED OR NO LONGER EFFECTIVE, THESE REPRESENTATIONS SHALL BE DEEMED TO BE NO LONGER IN EFFECT. NONE OF THE TRANSACTION PARTIES IS UNDERTAKING TO PROVIDE IMPARTIAL INVESTMENT ADVICE, OR TO GIVE ADVICE IN A FIDUCIARY CAPACITY TO AN ERISA PLAN, IN CONNECTION WITH ANY INVESTMENT IN THIS NOTE.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10004, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE CO-ISSUERS OR THE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF UNRESTRICTED GLOBAL SERIES 2018-1 CLASS A-2 NOTE

No. R-3	up to $170,000,000

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: U83549 AE2
ISIN Number: USU83549AE27

SONIC CAPITAL LLC,
SONIC INDUSTRIES LLC,
AMERICA’S DRIVE-IN BRAND PROPERTIES LLC,
AMERICA’S DRIVE-IN RESTAURANTS LLC,
SRI REAL ESTATE HOLDING LLC and
SRI REAL ESTATE PROPERTIES LLC

SERIES 2018-1 4.026% FIXED RATE SENIOR SECURED NOTES, CLASS A-2

SONIC CAPITAL LLC, a limited liability company formed under the laws of the State of Delaware, SONIC INDUSTRIES LLC, a limited liability company formed under the laws of the State of Delaware, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, a limited liability company formed under the laws of the State of Kansas, AMERICA’S DRIVE-IN RESTAURANTS LLC, a limited liability company formed under the laws of the State of Delaware, SRI REAL ESTATE HOLDING LLC, a limited liability company formed under the laws of the State of Delaware and SRI REAL ESTATE PROPERTIES LLC, a limited liability company formed under the laws of the State of Delaware (herein referred to, collectively, as the “Co-Issuers”), for value received, hereby promise to pay to CEDE & CO. or registered assigns, up to the principal sum of ONE HUNDRED SEVENTY MILLION DOLLARS ($170,000,000) as provided below and in the Indenture referred to herein.

Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on February 20, 2048 (the “Series 2018-1 Legal Final Maturity Date”). The Co-Issuers will pay interest on this Unrestricted Global Series 2018-1 Class A-2 Note (this “Note”) at the Series 2018-1 Class A-2 Note Rate for each Interest Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each calendar month, commencing March 20, 2018 (each, a “Payment Date”). Such interest will accrue for each Payment Date with respect

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to (i) initially, the period from and including February 1, 2018 to but excluding March 20, 2018 and (ii) thereafter, the period from and including a Payment Date to but excluding the following Payment Date (each, an “Interest Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on a “30/360” basis. In addition, under the circumstances set forth in the Indenture, the Co-Issuers shall also pay contingent interest on this Note at the Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest Rate, and such contingent interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Co-Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note or a Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 4.2(c) of the Series 2018-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Co-Issuers and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: Citibank, N.A., 388 Greenwich Street, New York, NY 10013, Attention: Agency & Trust — Sonic Capital LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Co-Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Co-Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the Co-Issuers has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

SONIC CAPITAL LLC, as Co-Issuer

By:
Name:
Title:

SONIC INDUSTRIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:

AMERICA’S DRIVE-IN RESTAURANTS LLC, as Co-Issuer

By:
Name:
Title:

SRI REAL ESTATE HOLDING LLC, as Co-Issuer

By:
Name:
Title:
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SRI REAL ESTATE PROPERTIES LLC, as Co-Issuer

By:
Name:
Title:
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CERTIFICATE OF AUTHENTICATION

This is one of the Series 2018-1 Class A-2 Notes issued under the within-mentioned Indenture.

CITIBANK, N.A., as Trustee

By:
Authorized Signatory
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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2018-1 Class A-2 Notes of the Co-Issuers designated as their Series 2018-1 4.026% Fixed Rate Senior Secured Notes, Class A-2 (herein called the “Series 2018-1 Class A-2 Notes”), all issued under (i) the Base Indenture, dated as of May 20, 2011 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), among the Co-Issuers and Citibank, N.A., as trustee (the “Trustee,” which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2018-1 Supplement to the Base Indenture, dated as of February 1, 2018 (the “Series 2018-1 Supplement”), among the Co-Issuers and the Trustee. The Base Indenture and the Series 2018-1 Supplement are referred to herein as the “Indenture.” The Series 2018-1 Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2018-1 Class A-2 Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $50,000 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2018-1 Class A-2 Notes may be prepaid, in whole or in part, at the option of the Co-Issuers. In addition, the Series 2018-1 Class A-2 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Co-Issuers will be obligated to pay the Series 2018-1 Class A-2 Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2018-1 Class A-2 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2018-1 Legal Final Maturity Date. All payments of principal of the Series 2018-1 Class A-2 Notes will be made pro rata to the Series 2018-1 Class A-2 Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and contingent interest, if any, will each accrue on the Series 2018-1 Class A-2 Notes at the rates set forth in the Indenture. The interest and contingent interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2018-1 Class A-2 Notes on each Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

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Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Co-Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Series 2018-1 Class A-2 Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Registrar may require and as may be required by the Series 2018-1 Supplement, and thereupon one or more new Series 2018-1 Class A-2 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2018-1 Class A-2 Noteholder, by acceptance of a Series 2018-1 Class A-2 Note, covenants and agrees that by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2018-1 Class A-2 Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Related Document.

It is the intent of the Co-Issuers and each Series 2018-1 Class A-2 Noteholder that, for federal, state and local income and franchise tax purposes only, the Series 2018-1 Class A-2 Notes will evidence indebtedness of the Co-Issuers secured by the Collateral. Each Series 2018-1 Class A-2 Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Co-Issuers or, if any Co-Issuer is treated as a division of another entity, such other entity.

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2018-1 Class A-2 Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Co-Issuers and the rights of the Series 2018-1 Class A-2 Noteholders under the Indenture at any time by the Co-Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2018-1 Class A-2 Noteholders. The Indenture also contains provisions permitting the

A-1-3-11

Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Co-Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2018-1 Class A-2 Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2018-1 Class A-2 Noteholder and upon all future Series 2018-1 Class A-2 Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that (A) either (i) it is not a Plan and is not acting on behalf of any Plan or using the assets of any Plan to purchase or hold this Note (or any interest herein), or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law, and (B) if the purchaser is a Benefit Plan Investor, as long as it holds such Note (1) none of the Co-Issuers, Guarantor, the Initial Purchaser or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the investment in this Note by the plan, and the plan’s fiduciary responsible for the plan’s investment in the Note (“Plan Fiduciary”) either (a) is a bank as defined in section 202 of the investment advisers act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; (b) is an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; (c) is an investment adviser registered under the Advisers Act, or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of section 203a of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business; (d) is a broker-dealer registered under the Exchange Act; or (e) has, and at all times while the plan is holding this Note will have, total assets of at least U.S. $50,000,000 under its management or control (provided that this clause (e) shall not be satisfied if the Plan Fiduciary is either (i) the owner or a relative of the owner of the individual retirement account that is purchasing this Note, or (ii) a participant or beneficiary of the plan purchasing this Note in such capacity); (2) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the purchase and holding of this Note by the plan; (3) the Plan Fiduciary is a “fiduciary” with respect to the plan within the meaning of section 3(21) of ERISA, Section 4975 of the Code, or both, and is responsible for exercising independent judgment in evaluating the plan’s purchase, holding and disposition of this Note; (4) none of the transaction parties has exercised any authority to cause the plan to invest in this Note; (5) none of the transaction parties receives a fee or other compensation from the plan or Plan Fiduciary for the provision of investment advice in connection with the plan’s decision to invest in this Note; and (6) the Plan Fiduciary has been (and hereby is) informed by the Transaction Parties: (a) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity, and that no such entity has given investment advice or otherwise made a recommendation, in connection with the plan’s investment in this Note; and (b) of the existence and nature of the transaction parties’ financial interests in the plan’s investment in this Note as disclosed in the Offering Memorandum. The above representations are intended to comply with the DOL’s reg. sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 fed. reg. 20,997).

A-1-3-12

If these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect. None of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to a Benefit Plan Investor, in connection with any investment in this Note.

The term “Co-Issuer” as used in this Note includes any successor to the Co-Issuers under the Indenture.

The Series 2018-1 Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Co-Issuers, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

[Remainder of page intentionally left blank]

A-1-3-13

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee: __________________________

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints __________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	By:	[1]

Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.
A-1-3-14

SCHEDULE OF EXCHANGES IN UNRESTRICTED GLOBAL SERIES 2018-1
CLASS A-2 NOTE

The initial principal balance of this Unrestricted Global Series 2018-1 Class A-2 Note is $[ ]. The following exchanges of an interest in this Unrestricted Global Series 2018-1 Class A-2 Note for an interest in a corresponding Restricted Global Series 2018-1 Class A-2 Note or a Regulation S Global Series 2018-1 Class A-2 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Unrestricted Global Note	Remaining Principal Amount of this Unrestricted Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

A-1-3-15

EXHIBIT B-1

Form of Transferee Certificate for Series 2018-1 Class A-2 Notes for transfers of interests in Restricted Global Notes to Interests in Regulation S Global Notes

Citibank, N.A.,

as Trustee

480 Washington Boulevard

30th Floor

Jersey City, NY 07310

Attention: Securities Window – Sonic Capital LLC

Re:	SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC, SRI REAL ESTATE PROPERTIES LLC
$170,000,000 Series 2018-1 4.026% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 20, 2011 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries LLC, America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and (ii) the Series 2018-1 Supplement to the Base Indenture, dated as of February 1, 2018 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. 83546D AF5) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Regulation S Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated January 23, 2018, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person that is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Registrar and the Trustee that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1.        the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”);

2.        at the time the buy order was originated, the Transferee was outside of the United States and was not purchasing the interest in the Notes for a U.S. Person or for the account or benefit of a U.S. Person;

3.        no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4.        the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S;

5.        if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

6.        the Transferee is acquiring the Notes for its own account or the account of another person, that is not a U.S. Person, with respect to which it exercises sole investment discretion;

7.        the Transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8.        the Transferee has not been formed for the purpose of investing in the Notes, except where each beneficial owner is not a U.S. Person;

9.        the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

10.      the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

11.      the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

12.      the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

13.      the Transferee understands that (a) the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (b) the Notes have not been registered under the Securities Act, (c) such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Master Issuer or an

B-1-2

Affiliate of the Master Issuer, (ii) in the United States to a Person that the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (iii) outside the United States to a Person that is not a U.S. Person in a transaction meeting the requirements of Regulation S and that is not a Competitor or (iv) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (d) the Transferee will, and each subsequent holder of a Note is required to, notify any subsequent purchaser of a Note of the resale restrictions set forth in clause (c) above;

14.      the Transferee understands that the Notes will bear the legend set out in the applicable form of Series 2018-1 Class A-2 Notes attached to the Series 2018-1 Supplement and be subject to the restrictions on transfer described in such legend;

15.      (A) either (i) it is not a Plan and is not acting on behalf of any Plan or using the assets of any Plan to purchase or hold this Note (or any interest herein), or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law, and (B) if the purchaser is a Benefit Plan Investor, as long as it holds such Note (1) none of the Co-Issuers, Guarantor, the Initial Purchaser or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the investment in this Note by the plan, and the plan’s fiduciary responsible for the plan’s investment in the Note (“Plan Fiduciary”) either (a) is a bank as defined in section 202 of the investment advisers act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; (b) is an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; (c) is an investment adviser registered under the Advisers Act, or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of section 203a of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business; (d) is a broker-dealer registered under the Exchange Act; or (e) has, and at all times while the plan is holding this Note will have, total assets of at least U.S. $50,000,000 under its management or control (provided that this clause (e) shall not be satisfied if the Plan Fiduciary is either (i) the owner or a relative of the owner of the individual retirement account that is purchasing this Note, or (ii) a participant or beneficiary of the plan purchasing this Note in such capacity); (2) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the purchase and holding of this Note by the plan; (3) the Plan Fiduciary is a “fiduciary” with respect to the plan within the meaning of section 3(21) of ERISA, Section 4975 of the Code, or both, and is responsible for exercising independent judgment in evaluating the plan’s purchase, holding and disposition of this Note; (4) none of the transaction parties has exercised any authority to cause the plan to invest in this Note; (5) none of the transaction parties receives a fee or other compensation from the plan or Plan Fiduciary for the provision of investment advice in connection with the plan’s decision to invest in this Note; and (6) the Plan Fiduciary has been (and hereby is) informed by the Transaction Parties: (a) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity, and

B-1-3

that no such entity has given investment advice or otherwise made a recommendation, in connection with the plan’s investment in this Note; and (b) of the existence and nature of the transaction parties’ financial interests in the plan’s investment in this Note as disclosed in the Offering Memorandum. The above representations are intended to comply with the DOL’s reg. sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 fed. reg. 20,997). If these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect. None of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to a Benefit Plan Investor, in connection with any investment in this Note;

16.      the Transferee understands that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the Transferee agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act;

17.      the Transferee is not a Competitor; and

18.      the Transferee is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 5 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 5 above. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Trustee, the Registrar and the Initial Purchaser and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 5 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 5 above shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-1-4

[Name of Transferee]

By:
Name:
Title:

Dated: ___________________, _______

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sonic Capital LLC
Sonic Industries LLC
America’s Drive-In Brand Properties LLC
America’s Drive-In Restaurants LLC
SRI Real Estate Holding LLC
SRI Real Estate Properties LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attn: General Counsel
B-1-5

EXHIBIT B-2

Form of Transferee Certificate for Series 2018-1 Class A-2 Notes for transfers of interests in Restricted Global Notes to Interests in Unrestricted Global Notes

Citibank, N.A.,

as Trustee

480 Washington Boulevard

30th Floor

Jersey City, NY 07310

Attention: Securities Window – Sonic Capital LLC

Re:	SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC, SRI REAL ESTATE PROPERTIES LLC $170,000,000 Series 2018-1 4.026% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 20, 2011 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries LLC, America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and (ii) the Series 2018-1 Supplement to the Base Indenture, dated as of February 1, 2018 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of an interest in a Restricted Global Note with DTC (CUSIP (CINS) No. 83546D AF5) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in an Unrestricted Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated January 23, 2018, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person that is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Co-Issuers, the Trustee and the Registrar that either the Transferee is the Master Issuer or an Affiliate of the Master Issuer, or:

1.        the Transferee is not a “U.S. person” as defined in Regulation S under the Securities Act (a “U.S. Person”);

2.        at the time the buy order was originated, the Transferee was outside of the United States and was not purchasing the interest in the Notes for a U.S. Person or for the account or benefit of a U.S. Person;

3.        no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4.        the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the Securities Act provided by Regulation S;

5.        the Transferee is acquiring the Notes for its own account or the account of another person, that is not a U.S. Person, with respect to which it exercises sole investment discretion;

6.        the Transferee is not purchasing the Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

7.        the Transferee has not been formed for the purpose of investing in the Notes, except where each beneficial owner is not a U.S. Person;

8.        the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9.        the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

10.      the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

11.      the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

12.      the Transferee understands that (a) the Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (b) the Notes have not been registered under the Securities Act, (c) such Notes may be offered, resold, pledged or otherwise transferred only (i) to the Master Issuer or an Affiliate of the Master Issuer, (ii) in the United States to a Person that the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A and that is not a Competitor, (iii) outside the United States to a Person that is not a U.S. Person in a transaction meeting the requirements of Regulation S and that is not a Competitor or (iv) to a Person that is not a Competitor in a transaction exempt from the registration requirements of the Securities Act

B-2-2

and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (d) the Transferee will, and each subsequent holder of a Note is required to, notify any subsequent purchaser of a Note of the resale restrictions set forth in clause (c) above;

13.      the Transferee understands that the Notes will bear the legend set out in the applicable form of Series 2018-1 Class A-2 Notes attached to the Supplement and be subject to the restrictions on transfer described in such legend;

14.      (A) either (i) it is not a Plan and is not acting on behalf of any Plan or using the assets of any Plan to purchase or hold this Note (or any interest herein), or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law, and (B) if the purchaser is a Benefit Plan Investor, as long as it holds such Note (1) none of the Co-Issuers, Guarantor, the Initial Purchaser or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the investment in this Note by the plan, and the plan’s fiduciary responsible for the plan’s investment in the Note (“Plan Fiduciary”) either (a) is a bank as defined in section 202 of the investment advisers act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; (b) is an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; (c) is an investment adviser registered under the Advisers Act, or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of section 203a of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business; (d) is a broker-dealer registered under the Exchange Act; or (e) has, and at all times while the plan is holding this Note will have, total assets of at least U.S. $50,000,000 under its management or control (provided that this clause (e) shall not be satisfied if the Plan Fiduciary is either (i) the owner or a relative of the owner of the individual retirement account that is purchasing this Note, or (ii) a participant or beneficiary of the plan purchasing this Note in such capacity); (2) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the purchase and holding of this Note by the plan; (3) the Plan Fiduciary is a “fiduciary” with respect to the plan within the meaning of section 3(21) of ERISA, Section 4975 of the Code, or both, and is responsible for exercising independent judgment in evaluating the plan’s purchase, holding and disposition of this Note; (4) none of the transaction parties has exercised any authority to cause the plan to invest in this Note; (5) none of the transaction parties receives a fee or other compensation from the plan or Plan Fiduciary for the provision of investment advice in connection with the plan’s decision to invest in this Note; and (6) the Plan Fiduciary has been (and hereby is) informed by the Transaction Parties: (a) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity, and that no such entity has given investment advice or otherwise made a recommendation, in connection with the plan’s investment in this Note; and (b) of the existence and nature of the transaction parties’ financial interests in the plan’s investment in this Note as disclosed in the Offering Memorandum. The above representations are intended to comply with the DOL’s reg. sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 fed. reg. 20,997).

B-2-3

If these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect. None of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to a Benefit Plan Investor, in connection with any investment in this Note;

15.      the Transferee understands that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the Transferee agrees to be bound by, and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act;

16.      the Transferee is not a Competitor; and

17.      the Transferee is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

B-2-4

[Name of Transferee]

By:
Name:
Title:

Dated: ___________________

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sonic Capital LLC
Sonic Industries LLC
America’s Drive-In Brand Properties LLC
America’s Drive-In Restaurants LLC
SRI Real Estate Holding LLC
SRI Real Estate Properties LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attn: General Counsel
B-2-5

EXHIBIT B-3

Form of Transferee Certificate for Series 2018-1 Class A-2 Notes for transfers of interest in Regulation S Global Notes or Unrestricted Global Notes to Persons taking delivery in the form of an interest in a Restricted Global Note

Citibank, N.A.,

as Trustee

480 Washington Boulevard

30th Floor

Jersey City, NY 07310

Attention: Securities Window – Sonic Capital LLC

Re:	SONIC CAPITAL LLC, SONIC INDUSTRIES LLC, AMERICA’S DRIVE-IN BRAND PROPERTIES LLC, AMERICA’S DRIVE-IN RESTAURANTS LLC, SRI REAL ESTATE HOLDING LLC, SRI REAL ESTATE PROPERTIES LLC $170,000,000 Series 2018-1 4.026% Fixed Rate Senior Secured Notes, Class A-2 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of May 20, 2011 (the “Base Indenture”), among Sonic Capital LLC, Sonic Industries LLC, America’s Drive-In Brand Properties LLC, America’s Drive-In Restaurants LLC, SRI Real Estate Holding LLC, SRI Real Estate Properties LLC, as co-issuers (the “Co-Issuers”) and Citibank, N.A., as trustee (the “Trustee”) and as securities intermediary and (ii) the Series 2018-1 Supplement to the Base Indenture, dated as of February 1, 2018 (the “Supplement” and, together with the Base Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[___________] aggregate principal amount of Notes which are held in the form of [an interest in a Regulation S Global Note with DTC] [an interest in an Unrestricted Global Note with DTC] (CUSIP (CINS) No. U83549 AE2) in the name of [___________] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Restricted Global Note in the name of [___________] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Master Issuer or an Affiliate of the Master Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and in the Offering Memorandum dated January 23, 2018, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree that either it is the Master Issuer or an Affiliate of the Master Issuer or as follows:

1.        the Transferee is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A of the Investment Company Act and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercises sole investment discretion;

2.        the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;

3.        the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

4.        the Transferee understands that the Manager, the Co-Issuers and the Servicer may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

5.        the Transferee understands that that the Manager, the Co-Issuers and the Servicer may receive a list of Note Owners that have requested access to the password-protected website of the Trustee or that have voluntarily registered as a Note Owner with the Trustee;

6.        the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes; and

7.        the Transferee is not a Competitor.

The Transferee hereby certifies that it is:

____ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable form) is attached hereto; or

____ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee represents and warrants that (A) either (i) it is not a Plan and is not acting on behalf of any Plan or using the assets of any Plan to purchase or hold this Note (or any interest herein), or (ii) its purchase and holding of this Note (or any interest herein) does not constitute and will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any applicable Similar Law, and (B) if the purchaser is a Benefit Plan Investor, as long as it holds such Note (1) none of the Co-Issuers, Guarantor, the Initial Purchaser or any of their respective Affiliates (the “Transaction Parties”) has provided or will provide advice with respect to the investment in this Note by the plan, and the plan’s fiduciary responsible for the plan’s investment in the Note (“Plan Fiduciary”) either (a) is a bank as defined in section 202 of the investment advisers act of 1940 (the “Advisers Act”), or similar institution that is regulated and supervised and subject to periodic examination by a state or federal agency; (b) is an insurance carrier which is qualified under the laws of more than one state to perform the services of managing, acquiring or disposing of assets of a plan; (c) is an

B-3-2

investment adviser registered under the Advisers Act, or, if not registered an as investment adviser under the Advisers Act by reason of paragraph (1) of section 203a of the Advisers Act, is registered as an investment adviser under the laws of the state in which it maintains its principal office and place of business; (d) is a broker-dealer registered under the Exchange Act; or (e) has, and at all times while the plan is holding this Note will have, total assets of at least U.S. $50,000,000 under its management or control (provided that this clause (e) shall not be satisfied if the Plan Fiduciary is either (i) the owner or a relative of the owner of the individual retirement account that is purchasing this Note, or (ii) a participant or beneficiary of the plan purchasing this Note in such capacity); (2) the Plan Fiduciary is capable of evaluating investment risks independently, both in general and with respect to particular transactions and investment strategies, including the purchase and holding of this Note by the plan; (3) the Plan Fiduciary is a “fiduciary” with respect to the plan within the meaning of section 3(21) of ERISA, Section 4975 of the Code, or both, and is responsible for exercising independent judgment in evaluating the plan’s purchase, holding and disposition of this Note; (4) none of the transaction parties has exercised any authority to cause the plan to invest in this Note; (5) none of the transaction parties receives a fee or other compensation from the plan or Plan Fiduciary for the provision of investment advice in connection with the plan’s decision to invest in this Note; and (6) the Plan Fiduciary has been (and hereby is) informed by the Transaction Parties: (a) that none of the Transaction Parties is undertaking to provide impartial investment advice or to give advice in a fiduciary capacity, and that no such entity has given investment advice or otherwise made a recommendation, in connection with the plan’s investment in this Note; and (b) of the existence and nature of the transaction parties’ financial interests in the plan’s investment in this Note as disclosed in the Offering Memorandum. The above representations are intended to comply with the DOL’s reg. sections 29 C.F.R. 2510.3-21(a) and (c)(1) as promulgated on April 8, 2016 (81 fed. reg. 20,997). If these regulations are revoked, repealed or no longer effective, these representations shall be deemed to be no longer in effect. None of the Transaction Parties is undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity to a Benefit Plan Investor, in connection with any investment in this Note.

The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Co-Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Co-Issuers, the Registrar, the Trustee and the Initial Purchaser and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

The Transferee understands that the Co-Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

B-3-3

[Name of Transferee]

By:
Name:
Title:

Dated: ___________________, ____

Taxpayer Identification Number:	Address for Notices:
Wire Instructions for Payments:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sonic Capital LLC
Sonic Industries LLC
SRI Real Estate Holding LLC
SRI Real Estate Properties LLC
America’s Drive-In Brand Properties LLC
America’s Drive-In Restaurants LLC
300 Johnny Bench Drive
Oklahoma City, OK 73104
Attn: General Counsel
B-3-4

EXHIBIT C

FORM OF MONTHLY NOTEHOLDERS’ STATEMENT

Confidential

Monthly Noteholders’ Statement

Sonic Capital LLC	Sonic Industries LLC
SRI Real Estate Holding LLC	SRI Real Estate Properties LLC
America’s Drive-In Restaurants LLC	America’s Drive-In Brand Properties LLC

Monthly Collection Period ending:
Payment Date:

Debt Service Coverage
	Principal & Interest	Interest-Only
Debt Service Coverage Ratio for
Debt Service Coverage Ratio for
Debt Service Coverage Ratio for
Debt Service Coverage Ratio for
Debt Service Coverage Ratio for
Debt Service Coverage Ratio for

System Performance

		Franchise	Company-Owned	Total
Open Drive-Ins at end of prior Monthly Collection Period

Drive-In Openings during Monthly Collection Period
Drive-Ins Sold/Acquired during Monthly Collection Period
Permanent Drive-In Closures during Monthly Collection Period
Net Change in Drive-Ins during Monthly Collection Period

Open Drive-Ins at end of Monthly Collection Period

		Franchise	Company-Owned	Total
Same-Store Sales Growth as of end of prior fiscal quarter

Cash Trapping
Date of
			Commenced	Commencement
i.	Cash Trapping Period
ii.	Cash Trapping Release Event Date

Occurrence Dates
Date of
			Commenced	Commencement
i.	Rapid Amortization Event
ii.	Manager Termination Event
iii.	Event of Default

Allocation of Funds

1.	Outstanding Notes and Reserve Account Balances as of Prior Payment Date:

	i.	Series 2016-1 Class A-1 Notes (As of end of prior Class A-1 Notes Interest Period)
	a.	Series 2016-1 Class A-1 Advances	$
	b.	Series 2016-1 Swingline Notes	$
	c.	Series 2016-1 L/C Notes (All Undrawn)	$
	ii.	Series 2018-1 Class A-2 Notes	$
	iii.	Series 2016-1 Class A-2 Notes	$
	iv.	Series 2013-1 Class A-2 Notes	$
	v.	Reserve account amounts:
	a.	Available Senior Notes Interest Reserve Account Amount (Includes $[ ]undrawn L/C)	$
	b.	Available Cash Trap Reserve Account Amount	$

Confidential

Monthly Noteholders’ Statement

Sonic Capital LLC	Sonic Industries LLC
SRI Real Estate Holding LLC	SRI Real Estate Properties LLC
America’s Drive-In Restaurants LLC	America’s Drive-In Brand Properties LLC

Monthly Collection Period ending:
Payment Date:

2.	Retained Collections for Current Payment Date:

	i.	Franchise Royalty Fees	$
	ii	Initial Franchise Fees	$
	iii.	Company-owned Drive-In Master Lease Payments	$
	iv.	Post-Securitization Franchise Drive-In Lease Payments	$
	v.	Franchisee Insurance Proceeds	$
	vi.	Securitization Entity Insurance Proceeds	$
	vii.	Monthly Contributed Company-owned Drive-In Profits Amount (if any Company-Owned Drive-Ins are contributed)	$
	viii.	Real Estate Asset Disposition Proceeds deposited into the Collection Account	$
	ix.	Investment Income	$
	x.	Retained Collections Contributions	$

	xi.	Total Retained Collections	$

3.	Net Cash Flow for Current Payment Date:

	i.	Monthly Retained Collections	$
Less:
	ii	Securitization Entities Operating Expenses paid during Monthly Collection Period	$
	iii.	Interim Management Fees paid during Monthly Collection Period	$
	iv.	Servicing Fees, Liquidation Fees and Workout Fees paid during the Monthly Collection Period	$
	v.	Class A-1 Senior Notes Administrative Expenses paid during Monthly Collection Period	$
	vi.	Real Estate Asset Disposition Proceeds deposited into the Collection Account	$
	vii.	Investment Income (if included in Monthly Retained Collections) earned during Monthly Collection Period	$
	viii.	Amount by which Retained Collections exceed permitted Retained Collections Contributions	$

	ix.	Net Cash Flow for Monthly Collection Period	$

4.	Debt Service / Payments to Noteholders for Current Payment Date:

	i.	Interest on Senior Notes
		Series 2016-1 Class A-1 Monthly Interest	$
		Series 2018-1 Class A-2 Monthly Interest	$
		Series 2016-1 Class A-2 Monthly Interest	$
		Series 2013-1 Class A-2 Monthly Interest	$
	ii.	Other
		Series 2016-1 Class A-1 Monthly Commitment Fees and L/C Fees	$
	iii.	Senior Notes Scheduled Principal Payment
		Series 2018-1 Class A-2 Scheduled Principal Payment Amount	$
		Series 2016-1 Class A-2 Scheduled Principal Payment Amount	$

	iv.	Total Debt Service	$

	v.	Other Payments to Noteholders
		Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest	$
		Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest	$
		Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest	$
		Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest	$

Confidential

Monthly Noteholders’ Statement

Sonic Capital LLC	Sonic Industries LLC
SRI Real Estate Holding LLC	SRI Real Estate Properties LLC
America’s Drive-In Restaurants LLC	America’s Drive-In Brand Properties LLC

Monthly Collection Period ending:
Payment Date:

5.	Aggregate Interim Allocations to Distribution Accounts for Current Payment Date:

	i.	All available deposits in Series 2016-1 Class A-1 Distribution Account	$
	ii.	All available deposits in Series 2018-1 Class A-2 Distribution Account	$
	iii.	All available deposits in Series 2016-1 Class A-2 Distribution Account	$
	iv.	All available deposits in Series 2013-1 Class A-2 Distribution Account	$
	v.	Total on Deposit in Distribution Accounts	$

6.	Distributions for Current Payment Date:

Series 2016-1 Class A-1 Distribution Account
	i.	Payment of interest and fees related to Series 2016-1 Class A-1 Notes	$
	ii.	Indemnification payments to reduce commitments under Series 2016-1 Class A-1 Notes	$
	iii.	Principal payments on Series 2016-1 Class A-1 Notes	$
	iv.	Payment of Series 2016-1 Class A-1 Breakage Amounts	$

Series 2018-1 Class A-2 Distribution Account
	i.	Payment of interest related to Series 2018-1 Class A-2 Notes	$
	ii.	Indemnification payments to Series 2018-1 Class A-2 Notes	$
	iii.	Principal payments on Series 2018-1 Class A-2 Notes	$
	iv.	Series 2018-1 Class A-2 Make-Whole Prepayment Premium	$

Series 2016-1 Class A-2 Distribution Account
	i.	Payment of interest related to Series 2016-1 Class A-2 Notes	$
	ii.	Indemnification payments to Series 2016-1 Class A-2 Notes	$
	iii.	Principal payments on Series 2016-1 Class A-2 Notes	$
	iv.	Series 2016-1 Class A-2 Make-Whole Prepayment Premium	$

Series 2013-1 Class A-2 Distribution Account
	i.	Payment of interest related to Series 2013-1 Class A-2 Notes	$
	ii.	Indemnification payments to Series 2013-1 Class A-2 Notes	$
	iii.	Principal payments on Series 2013-1 Class A-2 Notes	$
	iv.	Series 2013-1 Class A-2 Make-Whole Prepayment Premium	$

7.	Senior Notes Interest Reserve Account Deposits, Draws and Releases as of Current Payment Date:

	i.	Deposits into Senior Notes Interest Reserve Account Amount	$
	ii.	Less draws on Available Senior Notes Interest Reserve Account Amount to cover any shortfall	$
	iii.	Less reduction in Senior Notes Interest Reserve Amount	$
	iv.	Total Increase (Reduction) of Funds in Senior Notes Interest Reserve Account	$

8.	Cash Trap Reserve Account Deposits, Draws and Releases as of Current Payment Date:

	i.	Cash Trapping Amounts on deposit in Cash Trap Reserve Account	$
	ii.	Less draws on Available Cash Trap Reserve Account Amount	$
	iii.	Less Cash Trapping Release Amount	$
	iv.	Total Increase (Reduction) of Funds in Cash Trap Reserve Account	$

Confidential

Monthly Noteholders’ Statement

Sonic Capital LLC	Sonic Industries LLC
SRI Real Estate Holding LLC	SRI Real Estate Properties LLC
America’s Drive-In Restaurants LLC	America’s Drive-In Brand Properties LLC

Monthly Collection Period ending:
Payment Date:

9.	Outstanding Balances as of Current Payment Date (after giving effect to payments to be made on such Payment Date):

	i.	Series 2016-1 Class A-1 Notes (As of end of current Class A-1 Notes Interest Period)
	a.	Series 2016-1 Class A-1 Advances	$
	b.	Series 2016-1 Swingline Notes	$
	c.	Series 2016-1 L/C Notes (All Undrawn)	$
	ii.	Series 2018-1 Class A-2 Notes	$
	iii.	Series 2016-1 Class A-2 Notes	$
	iv.	Series 2013-1 Class A-2 Notes	$
	v.	Reserve account amounts:
	a.	Available Senior Notes Interest Reserve Account Amount (Includes $[ ] undrawn L/C)	$
	b.	Available Cash Trap Reserve Account Amount	$

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Monthly Noteholders’ Statement this

Sonic Industries Services Inc. as Manager on behalf of the Co-Issuers and certain subsidiaries thereto,

by:

EXHIBIT D

FORM OF QUARTERLY NOTEHOLDERS’ STATEMENT

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC	Sonic Industries LLC
SRI Real Estate Holding LLC	SRI Real Estate Properties LLC
America’s Drive-In Restaurants LLC	America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Payment Date

Collateral Performance

Open Drive-Ins

Franchise	Company-Owned	Total

Open Drive-Ins at end of prior Monthly Collection Period

Drive-In Openings during Monthly Collection Period
Drive-Ins Sold/Acquired during Monthly Collection Period
Permanent Drive-In Closures during Monthly Collection Period
Net Change in Drive-Ins during Monthly Collection Period

Open Drive-Ins at end of Monthly Collection Period

Franchise	Company-Owned	Total
Same-Store Sales Growth as of end of prior fiscal quarter (quarterly only)

Other Statistics (Quarterly Only)

Number of Drive-Ins who have not paid any Franchise Royalty Fees in prior 60 days as of end of preceding fiscal quarter as % of total Open Drive-Ins as of end of preceding fiscal quarter
Average royalty rate for preceding fiscal quarter

Collections / Indemnification Payments during Monthly Collection Period

Collections
Franchise Royalty Fees
Initial Franchise Fees
Company-owned Drive-In Master Lease Payments
Post-Securitization Franchise Drive-In Lease Payments
Franchisee Insurance Proceeds
Securitization Entity Insurance Proceeds
Real Estate Asset Disposition Proceeds deposited in the Collection Account
Monthly Contributed Company-owned Drive-In Profits Amount (if any Company-Owned Drive-Ins are contributed)
Investment Income
Retained Collections Contributions
Other amounts deposited or unapplied cash
Excluded Amounts
Total Collections during Monthly Collection Period

Retained Collections
Franchise Royalty Fees
Initial Franchise Fees
Company-owned Drive-In Master Lease Payments
Post-Securitization Franchise Drive-In Lease Payments
Franchisee Insurance Proceeds
Securitization Entity Insurance Proceeds
Monthly Contributed Company-owned Drive-In Profits Amount (if any Company-Owned Drive-Ins are contributed)
Real Estate Asset Disposition Proceeds deposited into the Collection Account
Investment Income
Retained Collections Contributions
Retained Collections during Monthly Collection Period

Indemnification Payments

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC	Sonic Industries LLC
SRI Real Estate Holding LLC	SRI Real Estate Properties LLC
America’s Drive-In Restaurants LLC	America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Covenants

Calculation of DSCR

Net Cash Flow for Monthly Collection Period
Monthly Retained Collections
LESS: Securitization Entities Operating Expenses paid during Monthly Collection Period
Interim Management Fees paid during Monthly Collection Period
Servicing Fees, Liquidation Fees and Workout Fees paid during the Monthly Collection Period
Class A-1 Senior Notes Administrative Expenses paid during Monthly Collection Period
Real Estate Asset Disposition Proceeds deposited into the Collection Account
Investment Income (if included in Monthly Retained Collections) earned during Monthly Collection Period
Amount by which Retained Collections exceed permitted Retained Collections Contributions
Net Cash Flow for Monthly Collection Period

Debt Service for Monthly Collection Period
Series 2016-1 Class A-1 Monthly Interest
Series 2018-1 Class A-2 Monthly Interest
Series 2016-1 Class A-2 Monthly Interest
Series 2013-1 Class A-2 Monthly Interest
Series 2016-1 Class A-1 Monthly Commitment Fees and L/C Fees
Series 2018-1 Monthly Scheduled Principal Payment Amount
Series 2016-1 Monthly Scheduled Principal Payment Amount
Debt Service for Monthly Collection Period

Debt Service for Monthly Collection Period Excluding Principal

Net Cash Flow for 11th prior Payment Date
Net Cash Flow for 10th prior Payment Date
Net Cash Flow for 9th prior Payment Date
Net Cash Flow for 8th prior Payment Date
Net Cash Flow for 7th prior Payment Date
Net Cash Flow for 6th prior Payment Date
Net Cash Flow for 5th prior Payment Date
Net Cash Flow for 4th prior Payment Date
Net Cash Flow for 3rd prior Payment Date
Net Cash Flow for 2nd prior Payment Date
Net Cash Flow for immediately prior Payment Date
Net Cash Flow for current Payment Date
Total Net Cash Flow for Calculation of DSCR

Principal & Interest	Interest-Only
Debt Service for 11th prior Payment Date
Debt Service for 10th prior Payment Date
Debt Service for 9th prior Payment Date
Debt Service for 8th prior Payment Date
Debt Service for 7th prior Payment Date
Debt Service for 6th prior Payment Date
Debt Service for 5th prior Payment Date
Debt Service for 4th prior Payment Date
Debt Service for 3rd prior Payment Date
Debt Service for 2nd prior Payment Date
Debt Service for immediately prior Payment Date
Debt Service for current Payment Date
Total Debt Service for Calculation of DSCR

Debt Service Coverage Ratios
Principal & Interest	Interest-Only
Payment Date	DSCR	DSCR
Debt Service Coverage Ratios

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC	Sonic Industries LLC
SRI Real Estate Holding LLC	SRI Real Estate Properties LLC
America’s Drive-In Restaurants LLC	America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

DSCR Tests
	Principal & Interest	Interest-Only
	DSCR	DSCR
Cash Trapping DSCR Threshold	1.50 x	n/a
Rapid Amortization Event DSCR Threshold	1.20 x	n/a
Manager Termination Event DSCR Threshold	n/a	1.20 x
Event of Default DSCR Threshold	n/a	1.10 x

Gross Sales Triggers (Quarterly Only)
Trigger Level
Cash Trapping Gross Sales Threshold	$2,750,000,000
Rapid Amortization Gross Sales Threshold	$2,250,000,000

Sonic Gross Sales as of end of preceding fiscal quarter		(Quarterly only)
(includes estimate of Franchise Drive-In Gross Sales for prior MCP)

Pass / Fail

Commencement of Certain Events
	Commenced?	Commencement Date
Cash Trapping Period
Rapid Amortization Event
Manager Termination Event
Event of Default

Senior Notes

Debt Service Amount

Series 2016-1 Class A-1 Monthly Interest
Series 2018-1 Class A-2 Monthly Interest
Series 2016-1 Class A-2 Monthly Interest
Series 2013-1 Class A-2 Monthly Interest
Series 2016-1 Class A-1 Monthly Commitment Fees and L/C Fees
Series 2018-1 Monthly Scheduled Principal Payment Amount
Series 2016-1 Monthly Scheduled Principal Payment Amount
Debt Service Amount

Outstanding Principal Amounts

Series 2016-1 Class A-1 Advances
Beginning of Monthly Collection Period
End of Monthly Collection Period
Series 2016-1 Swingline Notes outstanding
Beginning of Monthly Collection Period
End of Monthly Collection Period
Series 2016-1 L/C Notes outstanding
Beginning of Monthly Collection Period
End of Monthly Collection Period
Series 2018-1 Class A-2 Outstanding Principal Amount
Beginning of Monthly Collection Period
End of Monthly Collection Period
Series 2016-1 Class A-2 Outstanding Principal Amount
Beginning of Monthly Collection Period
End of Monthly Collection Period
Series 2013-1 Class A-2 Outstanding Principal Amount
Beginning of Monthly Collection Period
End of Monthly Collection Period

Prepayments

Amount of Series 2018-1 Class A-2 Notes to be prepaid on Payment Date
Series 2018-1 Class A-2 Make-Whole Prepayment Premium
Amount of Series 2016-1 Class A-2 Notes to be prepaid on Payment Date
Series 2016-1 Class A-2 Make-Whole Prepayment Premium
Amount of Series 2013-1 Class A-2 Notes to be prepaid on Payment Date
Series 2013-1 Class A-2 Make-Whole Prepayment Premium

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC	Sonic Industries LLC
SRI Real Estate Holding LLC	SRI Real Estate Properties LLC
America’s Drive-In Restaurants LLC	America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Priority of Payments

Priority of Payments During Monthly Collection Period

i.	a.	Reimbursement of Servicing Advances first to the Trustee, then to the Servicer
	b.	Reimbursement of Manager Advances to the Manager
	c.	Servicing Fees, Liquidation Fees and Workout Fees to the Servicer
ii.		Successor Manager Transition Expenses
iii.		Payment of Interim Management Fee to the Manager
iv.	a.	Capped Securitization Entities Operating Expenses Amount to Master Issuer and SRI Real Estate Holdco
	b.	Post-Default Capped Trustee Expenses Amount to Trustee
v.	a.	Senior Notes Accrued Monthly Interest Amount to the Senior Notes Interest Account
	b.	Series Hedge Payment Amount to the Series Hedge Payment Account
vi.		Class A-1 Senior Notes Accrued Monthly Commitment Fees to Class A-1 Senior Notes
Commitment Fees Account
vii.		Capped Class A-1 Senior Notes Administrative Expenses Amount
to the Administrative Agent
viii.		Senior Subordinated Notes Accrued Monthly Interest Amount to
the Senior Subordiated Notes Interest Account
ix.		Senior Notes Interest Reserve Account Deficit Amount to the
Senior Notes Interest Reserve Account
x.		Senior Subordinated Notes Interest Reserve Account Deficit Amount to the
Senior Subordinated Notes Interest Reserve Account
xi.	a.	Senior Notes Accrued Scheduled Principal Payments Amount to the Senior Notes Principal Payment Account
	b.	Senior Notes Scheduled Principal Payments Deficiency Amount to the Senior Notes Principal Payment Account
xii.		Supplemental Management Fee to the Manager
xiii.		If a Class A-1 Senior Notes Amortization Event, all remaining funds to
Senior Notes Principal Payments Account
xiv.		Deposit of Cash Trapping Amount to Cash Trap Reserve Account
xv.		If Rapid Amortization Period, all remaining funds to Senior Notes Principal
Payments Account
xvi.	a.	Senior Subordinated Notes Accrued Scheduled Principal Payments Amount to the
Senior Subordinated Notes Principal Payment Account
	b.	Senior Subordinated Notes Scheduled Principal Payments Deficiency Amount to the
Senior Subordinated Notes Principal Payment Account
xvii.		If Rapid Amortization Period, all remaining funds to Senior Subordinated Notes Principal
Payments Account
xviii.		Excess Securitization Entities Operating Expenses Amount to Master Issuer and SRI Real Estate Holdco
xix.		Excess Class A-1 Senior Notes Administrative Expenses Amount to
Class A-1 Administrative Agent
xx.		Class A-1 Senior Notes Other Amounts to Class A-1 Administrative Agent
xxi.		Subordinated Notes Accrued Monthly Interest Amount allocated to
Subordinated Notes Interest Account
xxii.	a.	Subordinated Notes Accrued Scheduled Principal Payments Amount to the
Subordinated Notes Principal Payment Account
	b.	Subordinated Notes Scheduled Principal Payments Deficiency Amount to the
Subordinated Notes Principal Payment Account
xxiii.		If Rapid Amortization Period, all remaining funds allocated to Subordinated
Notes Principal Payments Account
xxiv.		Senior Notes Accrued Monthly Post-ARD Contingent Interest Amount to the
Senior Notes Post-ARD Contingent Interest Account
xxv.		Senior Subordinated Notes Accrued Monthly Post-ARD Contingent Interest Amount to the
Senior Subordianted Notes Post-ARD Contingent Interest Account
xxvi.		Subordinated Notes Accrued Monthly Post-ARD Contingent Interest Amount to the
Subordinated Notes Post-ARD Contingent Interest Account
xxvii.	a.	Series Hedge Payment Amount constintuting termination payment to the Series Hedge Payment Account
	b.	Other amounts owed to Hedge Counterparty pursuant to Series Hedge Agreement
xxviii.		Payment of Environmental Remediation Expenses Amount
xxix.		Senior Notes unpaid premiums and make-whole premiums
to Senior Notes Principal Payment Account
xxx.		Senior Subordinated Notes unpaid premiums and make-whole premiums to Senior Subordinated Notes Principal Payment Account
xxxi.		Subordinated Notes unpaid premiums and make-whole premiums
to Subordinated Notes Principal Payment Account

xxxii.		Total Residual Amount

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC	Sonic Industries LLC
SRI Real Estate Holding LLC	SRI Real Estate Properties LLC
America’s Drive-In Restaurants LLC	America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Allocations with respect to Senior Notes

(a)	Indemnification Payments
Allocated to Series 2016-1 Class A-1 Notes
Allocated to Series 2018-1 Class A-2 Notes
Allocated to Series 2016-1 Class A-2 Notes
Allocated to Series 2013-1 Class A-2 Notes
(b)	Senior Notes Accrued Monthly Interest Amount and Series Hedge Payment Amount (if applicable)
Series 2016-1 Class A-1 Monthly Interest
Series 2018-1 Class A-2 Monthly Interest
Series 2016-1 Class A-2 Monthly Interest
Series 2013-1 Class A-2 Monthly Interest
(d)	Class A-1 Monthly Commitment Fees
Series 2016-1 Class A-1 Monthly Commitment Fees
(g)	Class A-1 Senior Notes Administrative Expenses
Series 2016-1 Class A-1 Administrative Expenses
(h)	Senior Notes Accrued Scheduled Principal Payments Amount and Principal Payments Deficient Amount (if applicable)
Series 2018-1 Class A-2 Scheduled Principal Payments Amount
Series 2016-1 Class A-2 Scheduled Principal Payments Amount
(j)	Allocation of funds for payment of Class A-1 Senior Notes principal during Class A-1 Senior Notes Amortization Event
Allocated to Series 2016-1 Class A-1 Notes
(j)	Allocation of funds for payment of Senior Notes principal during Rapid Amortization Period
Allocated to Series 2016-1 Class A-1 Notes
Allocated to Series 2018-1 Class A-2 Notes
Allocated to Series 2016-1 Class A-2 Notes
Allocated to Series 2013-1 Class A-2 Notes
(k)	Class A-1 Senior Notes Other Amounts
Series 2016-1 Class A-1 Other Amounts
(l)	Senior Notes Monthly Post-ARD Contingent Interest
Series 2016-1 Class A-1 Monthly Post-ARD Contingent Interest
Series 2018-1 Class A-2 Monthly Post-ARD Contingent Interest
Series 2016-1 Class A-2 Monthly Post-ARD Contingent Interest
Series 2013-1 Class A-2 Monthly Post-ARD Contingent Interest

Capped Expenses and Reserve Accounts

Securitization Entities Operating Expenses / Post-Default Trustee Expenses

Annual Securitization Entities Operating Expenses Cap Amount
Securitization Entities Operating Expenses Paid since Initial Closing Date / most recent anniversary
Remaining Securitization Entities Operating Expenses capacity under cap

Post-Default Trustee Expenses Cap
Post-Default Capped Trustee Expenses Amounts paid since Initial Closing Date / most recent anniversary
Remaining Post-Default Trustee Expenses capacity under cap

Class A-1 Senior Notes Administrative Expenses

Annual Class A-1 Senior Notes Administrative Expenses Cap Amount
Class A-1 Senior Notes Administrative Expenses Paid since Initial Closing Date / most recent anniversary
Remaining Class A-1 Senior Notes Administrative Expenses capacity under cap

Confidential

Monthly Manager’s Certificate

Sonic Capital LLC	Sonic Industries LLC
SRI Real Estate Holding LLC	SRI Real Estate Properties LLC
America’s Drive-In Restaurants LLC	America’s Drive-In Brand Properties LLC

For the Monthly Collection Period starting on
and ending on

Reconciliation of Reserve Accounts

Senior Notes Interest Reserve Account
Initial balance at end of prior Monthly Collection Period
Less Withdrawals Related to:
Shortfall related to Senior Notes Aggregate Monthly Interest on a Payment Date
Shortfall related to Class A-1 Senior Notes Aggregate Monthly Commitment Fees on a Payment Date
Amount withdrawn following Rapid Amortization Event
Withdrawal / (Deposit) related to reduction in Senior Notes Interest Reserve Amount
Withdrawal related to Legal Final Maturity Date
Plus Deposits Related to:
Senior Notes Interest Reserve Account Deficit Amount deposited / (withdrawn) pursuant to (9) of Priority of Payments
Balance of Senior Notes Interest Reserve Account at end of Monthly Collection Period

Amount to be released on current Payment Date due to reduction in Senior Notes Interest Reserve Amount
Balance of Senior Notes Interest Reserve Account following current Payment Date

Cash Trap Reserve Account
Initial balance at end of prior Monthly Collection Period
Less Withdrawals Related to:
Shortfall related to Senior Notes Aggregate Monthly Interest on a Payment Date
Shortfall related to Class A-1 Senior Notes Aggregate Monthly Commitment Fees on a Payment Date
Cash Trapping Release Amount
Amount withdrawn following Rapid Amortization Event
Plus Deposits:
Cash Trapping Amounts deposited pursuant to (14) of Priority of Payments
Balance of Cash Trap Reserve Account at end of Monthly Collection Period

Asset Dispositions Summary

Real Estate Dispositions

Real Estate Asset Disposition Proceeds during current fiscal year
Real Estate Asset Disposition Threshold
Remaining capacity under Real Estate Asset Disposition Threshold

Real Estate Asset Disposition Proceeds held in Concentration Account for Reinvestment as of prior MCP
PLUS:	Real Estate Asset Disposition Proceeds deposited into Concentration Account during current MCP
LESS:	Real Estate Asset Disposition Proceeds Reinvested in Eligible Real Estate Assets
Real Estate Asset Disposition Proceeds Transferred to Collection Account
Real Estate Asset Disposition Proceeds held in Concentration Account for Reinvestment as of end of current MCP

IN WITNESS HEREOF, the undersigned has duly executed and delivered this Monthly Manager’s Certificate this

Sonic Industries Services Inc. as Manager on behalf of the Co-Issuers and certain subsidiaries thereto,

by: